UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

Case No. 02-12834 and 02-41729 through 02-41957*
Chapter 11

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(Name of Debtors)

Monthly Operating Report for
the period ended October 31, 2003 **

Debtors’ Address:
5619 DTC Parkway
Greenwood Village, CO 80111

Willkie Farr & Gallagher LLP
(Debtors’ Attorneys)

Monthly Operating Loss: $(15,050)
($ in thousands)

Report Preparer:

The undersigned, having reviewed the attached report and being familiar with the Debtors’ financial affairs, verifies under the penalty of perjury, that the information contained therein is complete, accurate and truthful to the best of my knowledge.**

Date: November 25, 2003

/s/ Scott Macdonald
Scott Macdonald
Senior Vice President
and Chief Accounting Officer

Indicate if this is an amended statement by checking here

AMENDED STATEMENT_____

* Refer to Schedule VI for a listing of Debtors by Case Number

**All amounts herein are preliminary and subject to revision. The Debtors reserve all rights to revise this report.

ADELPHIA COMMUNICATIONS CORPORATION, et al. (DEBTORS-IN-POSSESSION) UNAUDITED CONSOLIDATED BALANCE SHEET (Dollars in thousands, except per share amounts)
October 31, 2003
ASSETS:
Cash and cash equivalents	$292,632
Restricted cash	85,389
Subscriber receivables - net	220,941
Prepaid expenses and other assets - net	488,480
Investments	28,452
Intercompany receivables	27,530,008
Related party receivables	1,883,140
Property, plant and equipment - net	7,064,955
Intangible assets - net	15,438,018

Total assets	$53,032,015

LIABILITIES AND STOCKHOLDERS' EQUITY:
Accounts payable	$235,512
Subscriber advance payments and deposits	114,297
Accrued interest and other liabilities	371,462
Intercompany payables	486,028
Related party payables	162,230
Parent and subsidiary debt	283,325
Deferred income taxes	2,004,685

3,657,539

Liabilities subject to compromise:
Parent and subsidiary debt	13,421,600
Parent and subsidiary debt under co-borrowing credit facilities attributable to
Rigas family entities	2,846,156

16,267,756
Accounts payable	1,129,562
Accrued interest and other liabilities	385,508
Intercompany payables	27,012,249
Related party payables	1,358,965
Cumulative redeemable exchangeable preferred stock	148,794

Total liabilities subject to compromise	46,302,834

Total liabilities	49,960,373

Minority interests	550,755

Stockholders' equity:
Convertible preferred stock	397
Class A and Class B common stock, $.01 par value, 1,500,000,000 shared authorized,
254,842,461 shares issued and outstanding	2,548
Additional paid-in capital	9,460,346
Accumulated other comprehensive loss	(6,864)
Accumulated deficit	(3,939,983)
Treasury stock, at cost	(149,401)

5,367,043
Amounts due from Rigas family entities under co-borrowing credit facilities	(2,846,156)

Total stockholders' equity	2,520,887

Total liabilities and stockholders' equity	$53,032,015

The accompanying notes are an integral part of these unaudited consolidated financial statements.

ADELPHIA COMMUNICATIONS CORPORATION, et al. (DEBTORS-IN-POSSESSION) UNAUDITED CONSOLIDATED STATEMENTS OF OPERATIONS (Dollars in thousands, except per share amounts)
	Month Ended October 31, 2003	Sixteen Months Ended October 31, 2003
Revenue	$306,024	$4,628,799
Cost and expenses:
Direct operating and programming	154,196	2,169,264
Selling, general and administrative	76,067	1,029,059
Depreciation and amortization	74,854	1,171,584
Impairment of long-lived and other assets	--	72,134
Non-recurring professional fees	8,468	74,352
Estimated provision for accounting changes	--	51,000

Operating income (loss) before reorganization expenses due to	(7,561)	61,406
bankruptcy
Reorganization expenses due to bankruptcy	7,489	119,732

Operating income (loss)	(15,050)	(58,326)

Other income (expense):
Interest expense	(33,553)	(558,252)
Minority interest in losses of subsidiaries - net	2,036	10,102
Other-than-temporary impairment of investments and other assets	--	(182,253)
Other	329	6,182

	(31,188)	(724,221)

Net loss before income taxes	(46,238)	(782,547)
Income tax benefit	--	35

Net loss applicable to common stockholders	$(46,238)	$(782,512)

Net loss per weighted average share outstanding - basic and diluted	$(0.18)	$(3.08)

Weighted average shares outstanding (in thousands) - basic and diluted	253,748	253,748

The accompanying notes are an integral part of these unaudited consolidated financial statements.

ADELPHIA COMMUNICATIONS CORPORATION, et al. (DEBTORS-IN-POSSESSION) UNAUDITED CONSOLIDATED STATEMENTS OF CASH FLOWS (Dollars in thousands)
	Month Ended October 31, 2003	Sixteen Months Ended October 31, 2003
Cash flows from operating activities:
Net loss	$(46,238)	$(782,512)
Adjustments to reconcile net loss to net cash
provided by operating activities:
Depreciation and amortization	74,854	1,171,584
Amortization of bank financing costs	2,069	31,998
Impairment of long-lived and other assets	--	72,134
Other-than-temporary impairment of investments
and other assets	--	182,253
Minority interest in losses of subsidiaries - net	(2,036)	(10,102)
Gain on sale of assets - net	--	(1,969)
Reorganization expenses due to bankruptcy	7,489	119,732
Non-recurring professional fees, net of amounts paid	612	21,573
Change in assets and liabilities:
Subscriber receivables - net	761	(10,604)
Prepaid expenses and other assets - net	(135)	(52,557)
Accounts payable	(7,871)	262,928
Subscriber advance payments and deposits	14,185	36,465
Accrued interest and other liabilities	(953)	57,361
Intercompany receivables and payables - net	(192)	(18,579)

Net cash provided by operating activities before
payment of reorganization expenses	42,545	1,079,705
Reorganization expenses paid during the period	(7,673)	(91,964)

Net cash provided by operating activities	34,872	987,741

Cash flows from investing activities:
Expenditures for property, plant and equipment	(72,818)	(918,404)
Cash paid for acquisitions	--	(2,887)
Investment distributions and contributions - net	--	(1,054)
Related party receivables and payables - net	660	30,479

Net cash used in investing activities	(72,158)	(891,866)

Cash flows from financing activities:
Proceeds from debt	16,000	221,000
Payments of debt	(1,765)	(33,824)
Payment of debtor in possession bank financing costs	--	(48,797)

Net cash provided by financing activities	14,235	138,379

Change in cash, cash equivalents and restricted cash	(23,051)	234,254
Cash, cash equivalents and restricted cash, beginning of period	401,072	143,767

Cash, cash equivalents and restricted cash, end of period	$378,021	378,021

The accompanying notes are an integral part of these unaudited consolidated financial statements.

ADELPHIA COMMUNICATIONS CORPORATION, et. al.
(DEBTORS-IN-POSSESSION)
NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
(Dollars in thousands)

1. Organization, Business and Proceedings under Chapter 11

        Adelphia Communications Corporation and subsidiaries (“Adelphia” or the “Company”) owns, operates and manages cable television systems and other related businesses. Adelphia’s operations consist primarily of selling video programming and high-speed internet services, which are distributed to subscribers for a monthly fee through a network of fiber optic and coaxial cables. These services are offered in the respective franchise areas under the name Adelphia. Cable systems owned by Adelphia are located in 29 states and Puerto Rico, with strategic clusters in Los Angeles, Western Pennsylvania, Ohio, Western New York, New England, Florida, Virginia and Colorado Springs.

        Solely for the purposes of the accompanying unaudited consolidated financial statements, the accounts of Adelphia, including its majority-owned subsidiaries and subsidiaries that are at least 50% owned and controlled by Adelphia, are included with the exception of those subsidiaries/entities who did not file voluntary petitions under Chapter 11 (“Chapter 11”) of the U.S. Bankruptcy Code (the “Non-Filing Entities”) and Century-ML Cable Venture (“CMLCV”), a joint venture of which Adelphia is the Managing partner and whose bankruptcy filing is administered separately. The accompanying unaudited consolidated financial statements do not include any entities owned and/or controlled by the John J. Rigas family (the “Rigas Family” or “Rigas Entities”). The Non-Filing Entities as of October 31, 2003 include Palm Beach Group Cable, Inc., Palm Beach Group Cable Joint Venture, Century-ML Cable Corporation, Praxis Capital Ventures, L.P., St. Mary’s Television, Inc., STV Communications and Main Security Surveillance, Inc. As of and for the month ended October 31, 2003, the Non-Filing Entities were not significant to the consolidated results of operations, financial position, or cash flows of the filing entities.

        TelCove, Inc. and subsidiaries (formerly known as Adelphia Business Solutions, Inc. (“TelCove”)) was a consolidated subsidiary of Adelphia as of December 31, 2001. TelCove owns, operates and manages entities which provide competitive local exchange carrier (“CLEC”) telecommunications services. On January 11, 2002, the Company distributed in the form of a dividend, all of the shares of common stock of TelCove owned by Adelphia to holders of Adelphia’s Class A and Class B common stock (the “Spin-off”). As a result of the Spin-off, the Rigas Family holds a majority of the total voting power of TelCove common stock. The distribution of TelCove common stock was recorded on the date of the Spin-off. Accordingly, the accompanying unaudited consolidated financial statements do not include the accounts of TelCove.

Bankruptcy Proceedings

        On June 25, 2002, Adelphia and all of its wholly-owned subsidiaries (including Century Communications Corporation (“Century”) which filed on June 10, 2002) (all filing entities herein known as the “Debtors” or “Filing Entities”) except for the Non-Filing Entities and CMLCV which filed on September 30, 2002 (see Note 18) filed voluntary petitions to reorganize under Chapter 11 in the U.S. Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”). The Debtors are operating their business as debtors-in-possession. On July 11, 2002, the Office of the United States Trustee for the Southern District of New York (the “U.S. Trustee”) appointed a statutory committee of unsecured creditors (the “Creditors’ Committee”). In addition, on July 31, 2002, the U.S. Trustee appointed a statutory committee of equity holders (the “Equity Committee” and collectively with the Creditors’ Committee, the “Committees”). The Committees have the right to, among other things, review and object to certain business transactions and may participate in the formulation of the Company’s long-term business plan and plan of reorganization. By order dated October 25, 2002, the Bankruptcy Court granted the Company’s request for an extension of the exclusive period within which to file a plan or plans of reorganization and solicit acceptances thereof, through February 21, 2003 and April 21, 2003, respectively. By order dated March 20, 2003, the Bankruptcy Court granted the Company’s second request for an extension of the exclusive period within which to file a plan or plans of reorganization and solicit acceptances thereof through June 20, 2003 and August 21, 2003, respectively. By order dated June 26, 2003, the Bankruptcy Court granted the Company’s third request for an extension of the exclusive period within which to file a plan or plans of reorganization and solicit acceptances thereof through October 20, 2003 and December 22, 2003, respectively. By order dated November 13, 2003, the Bankruptcy Court granted the Company’s fourth request for an extension of the exclusive period within which to file a plan or plans of reorganization and solicit acceptances thereof through February 17, 2004 and April 20, 2004, respectively.

Bankruptcy Costs and Fees

        In connection with the effectiveness of a plan or plans of reorganization, the Company will incur certain costs and fees. Certain of these expenses will be due once the plan of reorganization is approved by the Bankruptcy Court and include cure costs, financing fees and success fees. The Company is currently aware of certain success fees that potentially could be paid to representatives of the Company and Committees upon the Company’s emergence from bankruptcy. Currently, these contingent fees are estimated to be between $27,000 to $31,500. As no plan or plans of reorganization have been confirmed by the Bankruptcy Court, no accrual for such amounts has been recorded in the accompanying unaudited consolidated financial statements.

Basis of Presentation

        Until a plan or plans of reorganization is confirmed by the Bankruptcy Court, the unaudited consolidated financial statements of the Company have been prepared using guidance prescribed by the American Institute of Certified Public Accountants’ (“AICPA”) Statement of Position 90-7 “Financial Reporting by Entities in Reorganization Under the Bankruptcy Code” (“SOP 90-7”) and generally accepted accounting principles in the United States of America (“GAAP”). These unaudited consolidated financial statements are not intended to present fairly the financial position of the Company as of October 31, 2003, or the results of its operations or its cash flows for the one and sixteen month periods ended October 31, 2003 in conformity with GAAP because the accompanying unaudited consolidated financial statements exclude the financial position, results of operations and cash flows of the Non-Filing entities and CMLCV. Furthermore, the accompanying unaudited consolidated financial statements do not include all of the information and footnote disclosures required by GAAP for complete financial statements.

        The accompanying unaudited consolidated financial statements of the Company have been prepared on a going concern basis, which assumes the realization of assets and the payment of liabilities in the ordinary course of business, and do not reflect any adjustments that might result if the Company is unable to continue as a going concern. As a result of the reorganization proceedings under Chapter 11, the Company may take, or may be required to take, actions which may cause assets to be realized, or liabilities to be liquidated, for amounts other than those reflected in the accompanying unaudited consolidated financial statements.

        SOP 90-7 requires that pre-petition liabilities that are subject to compromise be segregated in the unaudited consolidated balance sheet as liabilities subject to compromise and that revenue, expenses, realized gains and losses, and provisions for losses resulting directly from the reorganization due to the bankruptcy be reported separately as reorganization expenses in the unaudited consolidated statement of operations. See Note 5 to these unaudited consolidated financial statements for further discussion.

        As a result of the Company’s recurring losses, the Chapter 11 filing and circumstances relating to these events (including the Company’s debt structure), actions taken by Rigas management and current economic conditions, realization of assets and liquidation of liabilities are subject to significant uncertainty. In order to provide liquidity through June 2004, the Company entered into an Amended and Restated Credit and Guaranty Agreement dated as of August 26, 2002, as amended, with a group of lenders led by JP Morgan Securities Inc. and CitiGroup Global Markets Inc. (formerly known as Salomon Smith Barney, Inc.) as Co-Lead Arrangers (the “DIP Lenders”), for a Debtor-in-Possession Credit Facility (the “DIP Facility”). See Note 2 to these unaudited consolidated financial statements for further discussion. The Company believes that cash flows from operations, along with the financing provided through the DIP Facility, should allow the Company to continue as a going concern; however, there can be no assurance of this. The Company’s ability to continue as a going concern is also dependent upon its ability to maintain compliance with covenants under the DIP Facility and the ability to generate sufficient cash flow from operations and financing sources to meet its obligations as they become due. In the event a Chapter 11 plan or plans of reorganization is confirmed by the Bankruptcy Court and becomes effective, continuation of the Company’s business thereafter will be dependent on the Company’s ability to achieve positive operating results and maintain satisfactory capital and liquidity. Until a plan or plans of reorganization is confirmed by the Bankruptcy Court and becomes effective, there can be no assurance that the Company will emerge from these bankruptcy proceedings. Furthermore, the effect on the Company’s business from the terms and conditions of such a plan or plans of reorganization cannot be determined at this time and, therefore, also raises substantial doubt regarding the Company’s ability to continue as a going concern.

        The accompanying unaudited consolidated financial statements have been derived from the books and records of the Company. However, certain financial information has not been subject to procedures that would typically be applied to financial information presented in accordance with GAAP. Upon the application of such procedures (i.e., tests for asset impairment), the Company believes that the financial information of the Debtors will be subject to changes, and these changes could be material. The Company’s intangible assets primarily consist of purchased franchises and goodwill that resulted from the allocation of the purchase price of previously acquired cable systems. In accordance with Statement of Financial Accounting Standards (“SFAS”) No. 142, “Goodwill and Other Intangible Assets”, the Company discontinued amortizing its purchased franchise and goodwill intangibles as of January 1, 2002. SFAS No. 142 requires annually testing for impairment of goodwill and indefinite-lived intangible assets (i.e., purchased franchise intangibles), or more frequently as warranted by events or changes in circumstances. At this time, the Company has not completed its impairment test of its purchased franchise and goodwill intangible assets. Any adjustment, as a result of an analysis performed in accordance with SFAS No. 142, may have a material impact on the Company’s financial statements. Additionally, the Company has not completed its adoption of SFAS No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets”, which addresses the financial accounting and reporting for the impairment of long-lived assets and long-lived assets to be disposed of. Once the Company has completed its adoption of SFAS No. 144, an adjustment to the financial statements may be required and this adjustment may be material to the financial statements. Furthermore, the Company disclosed in its Current Report on Form 8-K, dated June 10, 2002, that it believes that certain financial information reported by Rigas management was unreliable. As such, the books and records of the Company from which the accompanying unaudited consolidated financial statements of the Debtors are derived may not accurately reflect the financial condition, results of operations and cash flows of the Debtors.

        The Company is reviewing its books and records and other information on an on-going basis to determine whether the accompanying unaudited consolidated financial statements of the Debtors should be supplemented or otherwise amended. The Company reserves the right to file, at any time, such supplements or amendments to these accompanying unaudited consolidated financial statements. The accompanying unaudited consolidated financial statements should not be considered an admission regarding any of the Debtors’ income, expenditures or general financial condition, but rather, a current compilation of the Debtors’ books and records. The Company does not make, and specifically disclaims, any representation or warranty as to the completeness or accuracy of the information set forth herein.

        All significant intercompany accounts have been presented gross for purposes of these unaudited consolidated financial statements and accordingly, have not been eliminated in consolidation. GAAP would require that these intercompany balances be eliminated in consolidation. See Note 8 to these unaudited consolidated financial statements for further discussion.

        As previously stated, certain footnote disclosures normally included in unaudited consolidated financial statements prepared in accordance with GAAP have been condensed or omitted. In the opinion of management, all disclosures considered necessary for an informative presentation have been included herein. For further information, refer to the consolidated financial statements and footnotes thereto included in the Company’s Annual Report on Form 10-K as of and for the year ended December 31, 2000. As further discussed in Dismissal of Former Independent Public Accountants/New Management below, PricewaterhouseCoopers, LLP (“PwC”), the Company’s independent accountants, has not completed its audit as of and for the years ended December 31, 2002 and 2001 or its re-audits as of and for the years ended December 31, 2000 and 1999.

Reclassification

        Certain amounts for the sixteen months ended October 31, 2003 have been reclassified to conform with the October 31, 2003 monthly presentation.

        In accordance with SFAS No. 150, “Accounting for Certain Financial Instruments with Characteristics of both Liabilities and Equity,” the Company has reclassified “Cumulative redeemable exchangeable preferred stock” as a liability in the accompanying unaudited consolidated balance sheet.

Dismissal of Former Independent Public Accountants/New Management

        As disclosed in its Current Report on Form 8-K filed on June 14, 2002 as amended, the Company, on June 9, 2002, dismissed Deloitte & Touche LLP (“Deloitte”), its former independent public accountants.

        As a result of actions taken by management of the Company during the time that it was controlled by the Rigas family (“Rigas Management”), the Company has not yet completed its financial statements as of and for the years ended December 31, 2002 and 2001 or received its independent auditor’s report thereon or filed with the Securities and Exchange Commission (“SEC”) its Annual Report on Form 10-K as of and for the years ended December 31, 2002 and 2001. Furthermore, the Company has not timely filed its Quarterly Reports on Form 10-Q for the quarters ended September 30, 2003, June 30, 2003, March 31, 2003, September 30, 2002, June 30, 2002 and March 31, 2002. As of the date Deloitte was dismissed as the Company’s independent accountants, Deloitte had not completed its audit nor issued its independent auditors’ report with respect to the Company’s financial statements as of and for the year ended December 31, 2001. As disclosed in a press release attached to its Current Report on Form 8-K filed on June 21, 2002, the Company announced that it had been advised by Deloitte that, based on the Company’s decision to restate the financial statements, Deloitte withdrew certifications of financial statements of the Company and its subsidiaries that Deloitte had issued since March 2001. The Company expects to restate its financial statements for the years ended December 31, 2000 and 1999 and its interim financial statements for 2001 and possibly other periods. At this time, management has not completed its review of the Company’s books and records and PwC has not completed the audits for the years ended December 31, 2002 and 2001 or its re-audits for the years ended December 31, 2000 and 1999. See Note 3 to these unaudited consolidated financial statements for further information.

        On November 6, 2002, the Company filed a lawsuit against Deloitte charging them with, among other charges, professional negligence, breach of contract, fraud and wrongful conduct. The Company is seeking compensation for all injury from Deloitte’s conduct, as well as punitive damages. Deloitte filed preliminary objections to the complaint. On June 11, 2003, the Bankruptcy Court denied Deloitte’s preliminary objections in their entirety. On September 15, 2003, Deloitte filed an answer and counterclaims with respect to the Company’s complaint and also asserted claims against the Rigas Family. The Company will respond to Deloitte’s counterclaims in due course.

        Effective March 18, 2003, the Company appointed William Schleyer to serve as its new Chief Executive Officer and Ronald Cooper to serve as its new President and Chief Operating Officer. The new Chief Executive Officer replaced the Interim Chief Executive Officer, who, along with other new members of management, took control of the Company in May 2002. The Company’s employment of William Schleyer and Ronald Cooper was approved by the Bankruptcy Court by Orders dated March 4, 2003 and March 7, 2003, respectively. Mr. Schleyer’s employment agreement provides that he will be permitted to use the Company’s aircraft in accordance with the corporate aircraft policy approved by the Board of Directors, and prohibits personal use of the aircraft. In October 2003, the Board of Directors approved an aircraft policy that provides, among other things, that reimbursed commuting under a timeshare arrangement does not constitute personal use of the aircraft if significant advantages to the Company in terms of time, money, security or productivity may be realized.

2. Debt and Other Obligations

        Due to the commencement of the Chapter 11 filings and the Company’s failure to comply with certain financial covenants, the Company is in default on substantially all of its pre-petition debt obligations. Except as otherwise may be determined by the Bankruptcy Court, the stay protection afforded by the Chapter 11 filings prevents any action from being taken with regard to any of the defaults under the pre-petition debt obligations. All of the pre-petition obligations are classified as liabilities subject to compromise in the accompanying consolidated balance sheet as of October 31, 2003. See Note 4 to these unaudited consolidated financial statements for further information.

DIP Facility

        In connection with the Chapter 11 filings, the Company entered into a $1,500,000 DIP Facility. The DIP Facility was approved by the Bankruptcy Court on August 23, 2002.  The DIP Facility expires on the earlier of June 25, 2004 or upon the occurrence of certain other events, including the effective date of a reorganization plan of any loan party that is confirmed pursuant to an order of the Bankruptcy Court.  The debtor-in-possession commitment that Adelphia received can be used for general corporate purposes and investments, as defined in the DIP Facility. The DIP Facility is secured with a first priority lien on all of Adelphia’s unencumbered assets, a priming first priority lien on all its assets securing its pre-petition bank debt, and a junior lien on all other assets subject to valid pre-existing liens.  The DIP Facility consists of a $1,300,000 revolving credit facility (the “Tranche A Loans”) and a $200,000 loan (the “Tranche B Loan”). Loans under the DIP Facility bear interest at the Alternate Base Rate (greatest of the Prime Rate, the Base CD Rate plus 1% or the Federal Funds Effective Rate plus .5%) plus 2.5% or LIBOR plus 3.5%.  On September 3, 2002, the Company closed on the DIP Facility and, as part of the closing, the proceeds from the Tranche B Loan in the amount of $200,000 were funded by the DIP Lenders and transferred into credit-linked investment accounts maintained at JPMorgan Chase Bank. The Company pays interest on the Tranche B Loan proceeds, net of interest income, as defined. Furthermore, as of October 31, 2003, the Company has issued letters of credit totaling $42,271 secured by the Tranche B Loan proceeds. The portion of the proceeds from the Tranche B Loan associated with issued letters of credit has been reflected in restricted cash in the accompanying consolidated balance sheet.

        The DIP Facility contains certain restrictive covenants, which include limitations on the incurrence of additional guarantees, liens and indebtedness, the sale of assets, and the funding of capital expenditures. The DIP Facility also requires that the Company meet certain financial covenants, which became effective for periods beginning May 1, 2003. The Company believes that it is in material compliance with all of the requirements of the DIP Facility.

        On July 10, 2003, the Company made a mandatory prepayment of principal on the DIP Facility in connection with an asset sale. As a result, the total commitment for the entire DIP Facility was reduced to $1,499,032 and the total commitment of the Tranche B Loan was reduced to $199,032. As of October 31, 2003, $199,032 under the Tranche B Loan has been drawn and $21,000 under the Tranche A Loan has been drawn, leaving availability of $1,279,000 under the Tranche A Loans.

Co-Borrowing Credit Facilities

        As disclosed in the Company’s Current Report on Form 8-K filed on May 24, 2002, various subsidiaries of the Company have entered into co-borrowing credit facilities with certain entities owned by the Rigas Family. Historically, the Company’s financial statements reported borrowings attributable only to the Company under such co-borrowing credit facilities and provided footnote disclosure as to the total amount of borrowings permitted under such facilities without disclosing the amount of borrowings attributable to entities owned by the Rigas Family. Therefore, the entire co-borrowing credit facilities were not reflected as indebtedness on the Company’s historical financial statements.

        As discussed in Note 1, at this time, PwC has not completed its audits of the Company’s financial statements as of and for the years ended December 31, 2002 and 2001 and the Company expects to restate its financial statements as of and for the years ended December 31, 2000 and 1999. As disclosed in its Current Reports on Form 8-K filed on May 24 and June 10, 2002, after initial discussions with the SEC in early May 2002, the Company announced on May 24, 2002 that it had tentatively concluded that it would increase the Company’s indebtedness by $2,846,156 to reflect the full amount of borrowings by entities owned by the Rigas Family for which subsidiaries of the Company are jointly and severally liable. Accordingly, the accompanying unaudited consolidated financial statements reflect an increase of $2,846,156 of such indebtedness of parent and subsidiary debt in liabilities subject to compromise with a corresponding receivable from such Rigas Entities reflected as a reduction in stockholders’ equity. Since consultations are continuing with the SEC and PwC, and PwC has not yet completed its audit of the Company’s financial statements, the accounting treatment for the increase in parent and subsidiary debt and the reduction in stockholders’ equity for the corresponding receivable reflected in the accompanying unaudited financial statements has yet to be finalized. The final accounting treatment may result in a materially different treatment from that presented herein.

        On July 6, 2003, the Creditors’ Committee filed an adversary proceeding against the Debtors’ Pre-Petition Agents and Pre-Petition Secured Lenders (collectively, the “Defendants”) on behalf of the Debtors and their estates seeking, among other things, to: (i) recover as fraudulent transfers the principal and interest paid by the Debtors to the Defendants; (ii) avoid as fraudulent transfer obligations the Debtors’ obligation, if any, to repay the Defendants; (iii) recover damages for breaches of fiduciary duties to the Debtors and for aiding and abetting fraud and breaches of fiduciary duties by the Rigas Family; (iv) equitably disallow, subordinate or re-characterize each of the Defendants’ claims in the Debtors’ bankruptcy proceedings; (v) avoid and recover certain preferential transfers made to certain of the Defendants; and (vi) recover damages for violations of the Bank Holding Company Act. On July 29, 2003, the Bankruptcy Court entered a Stipulation and Order Regarding (a) the Creditors’ Committee’s Motion for Leave to Prosecute Claims and Causes of Action Against the Defendants, (b) the Equity Committee’s Motion to Intervene in the Adversary Proceeding and (c) the Pre-Petition Agents’ Responses in Opposition to the Motion of the Creditors’ Committee and the Equity Committee and Alternative Motions to Dismiss the Creditors’ Committee’s Complaint. On July 31, 2003, the Equity Committee filed a motion seeking authority to file additional claims against the Pre-Petition Lenders. By decision and order of the Bankruptcy Court, on August 5, 2003, the Bankruptcy Court determined that the Creditors’ Committee had met the applicable legal standards to assert claims on behalf of the Debtors.

        On or about October 3, 2003, certain of the Defendants filed objections to the Creditors’ Committee’s motion seeking standing to pursue the adversary proceeding filed against the Defendants.

Parent and Subsidiary Debt

        The following information is an update of certain disclosures relating to the book value of the Company’s debt, as reflected on its books and records, included in Note 4 to Adelphia’s consolidated financial statements contained in the Annual Report on Form 10-K as of and for the year ended December 31, 2000. The book value of such indebtedness does not necessarily reflect the amount of the claim of the holders’ of such indebtedness in the Company’s bankruptcy proceeding.

Parent Debt:	October 31, 2003
9 1/4% Senior Notes due 2002	$325,000
8 1/8% Senior Notes due 2003	149,817
10 1/2% Senior Notes due 2004	150,000
7 1/2% Senior Notes due 2004	100,000
10 1/4% Senior Notes due 2006	487,698
9 7/8% Senior Notes due 2007	348,417
8 3/8% Senior Notes due 2008	299,438
7 3/4% Senior Notes due 2009	300,000
7 7/8% Senior Notes due 2009	350,000
9 3/8% Senior Notes due 2009	497,048
10 7/8% Senior Notes due 2010	745,316
10 1/4% Senior Notes due 2011	1,000,000
6 % Convertible Subordinated Notes due 2006	1,024,924
3 1/4% Convertible Subordinated Notes due 2021	978,253
9 7/8% Senior Debentures due 2005	129,286
9 1/2% Pay-In-Kind Notes due 2004	31,847

Total parent debt	$6,917,044

Subsidiary Debt:
Notes to banks	$3,970,531
DIP Facility	220,032
10 5/8% Senior Notes of Olympus due 2006	202,243
11% Senior Subordinated Notes of FrontierVision Due 2006	207,953
11 7/8% Senior Discount Notes Series A of FrontierVision due 2007	244,639
11 7/8% Senior Discount Notes Series B of FrontierVision due 2007	89,953
Zero Coupon Senior Discount Notes of Arahova due 2003	412,601
9 1/2% Senior Notes of Arahova due 2005	250,590
8 7/8% Senior Notes of Arahova due 2007	245,371
8 3/4% Senior Notes of Arahova due 2007	219,168
8 3/8% Senior Notes of Arahova due 2007	96,046
8 3/8% Senior Notes of Arahova due 2017	94,924
Senior Discount Notes of Arahova due 2008	348,086
Other subsidiary debt and capital leases	185,744

Total subsidiary debt	$6,787,881

Total parent and subsidiary debt, exclusive of co-borrowing credit facilities	13,704,925
Debt under co-borrowing credit facilities attributable to Rigas Entities	2,846,156

$16,551,081

        In connection with the Company’s ongoing review of its books and records and other information, an adjustment was made for liabilities subject to compromise regarding classification of leases. For purposes of this report only, leases which are being paid on a current basis, have not been treated as liabilities subject to compromise.

        Total parent and subsidiary debt, exclusive of debt under co-borrowing credit facilities attributable to Rigas Entities, of $13,704,925 consists of liabilities subject to compromise of $13,421,600, bank financing under the DIP Facility of $220,032 and capital leases of $63,293.

Weighted average interest rate payable by subsidiaries
under credit agreements with banks	4.81%

Interest Expense

        Interest expense totaled $33,553 and $558,252 for the one and sixteen month periods ended October 31, 2003, respectively, of which $12,732 and $213,680 is attributable to the Rigas Entities under co-borrowing credit facilities. In accordance with SOP 90-7, interest expense is reported only to the extent that it will be paid during Chapter 11 proceedings or will be allowed on a secured or unsecured claim. Had the Company not filed voluntary petitions under Chapter 11, the amount of interest expense that would have been reported in the unaudited consolidated statement of operations, for the one and sixteen month periods ended October 31, 2003 is $95,175 and $1,535,170, respectively.

Other

        By order dated August 7, 2003, the Bankruptcy Court ordered that the Rigas family could cause the Rigas Entities to pay on their behalf certain defense costs, not to exceed $15,000 in the aggregate. The order does not require any Debtor to advance funds of any Debtor’s estate for such defense costs. Adelphia and the Creditors’ Committee both appealed the order. The United States District Court for the Southern District of New York temporarily stayed the order. On September 2, 2003, the Bankruptcy Court approved a stipulation and order between the Debtors, the Rigas Family and certain other parties that allowed the Rigas Entities to advance up to $15,000 in defense costs to the Rigas Family, acknowleged that certain Rigas Entities were in default under certain co-borrowing facilities and delegated certain management rights to the Company with respect to the Rigas Entities. As of October 31, 2003, the Rigas Entities had advanced $3,700 to the Rigas Family for defense costs in accordance with the stipulation.

3. Correction in Accounting Policies and Practices / Provision for Accounting Changes

        Effective January 1, 2003, the Company, as part of its ongoing review of its historical books and records and its financial statements, corrected certain of its erroneous accounting policies and practices for Property, Plant and Equipment (“PP&E”) relating to the capitalization of labor, labor-related costs, certain overhead costs, and certain materials (collectively, “Capitalized Costs”) used in the maintenance of its cable systems. The erroneous capitalization of costs that were corrected included, among other things, Capitalized Costs for service calls and normal, ongoing maintenance to cable systems. Some of the items that had been capitalized included system electrical power, converter repairs, equipment repairs and maintenance contracts. The Company believes that the corrections were necessary in order to be in compliance with GAAP. At the time the Company filed its current report on Form 8-K dated February 25, 2003, the Company was still evaluating Capitalized Costs related to installation activities and internal construction (collectively, “Capitalized Installation and Construction Activities”).

        In April 2003, the Company corrected its erroneous accounting policies and practices related to Capitalized Installation and Construction Activities and recorded an adjustment of approximately $15,000 in the April 2003 accounting month to correct for these errors for the months of January through March 2003. These errors included the incorrect capitalization of reconnect and disconnect activities, which are prohibited by GAAP, as well as the improper capitalization or overcapitalization of certain overhead costs. This adjustment had the effect of increasing expenses and reducing capital expenditures in April 2003. The Company had been recording a monthly provision in 2003 of $2,000 for estimated accounting changes. In conjunction with the corrections made in April 2003 for Capitalized Installation and Construction Activities, the Company discontinued recording the estimated provision and reversed the $6,000, which had been previously recorded in 2003.

        The Company has not restated previously filed Adelphia Monthly Operating Reports and has not completed its review and analysis of its new accounting policies and practices for PP&E relating to Capitalized Costs, including Capitalized Installation and Construction Activities, on the financial statements for the years ended December 31, 2002, 2001, 2000 and 1999. However, the Company has recorded total adjustments of $144,000 in 2002 for estimated corrections in accounting polices and practices, comprised of (i) a May 2002 adjustment expensing approximately $21,000 for certain costs erroneously capitalized under Rigas Management accounting policies and practices, (ii) a December 2002 adjustment expensing approximately $21,000 for certain costs erroneously capitalized under Rigas Management accounting policies and practices, and (iii) an estimated provision for accounting changes of $51,000 in June 2002 and $8,500 per month from July 2002 through December 2002.

        The Company estimates that the new accounting policies and practices relating to Capitalized Costs, including Capitalized Installation and Construction Activities, for PP&E will increase expenses and decrease capital expenditures by approximately $300,000 on an annualized basis in 2003 as compared to the accounting policies and practices of the Company under Rigas Management. The impact of the new accounting policies and practices relating to Capitalized Costs, including Capitalized Installation and Construction Activities, for PP&E on the Company’s results of operations will vary based upon levels of activities; therefore, the estimated $300,000 annualized impact for 2003 is not necessarily indicative of actual results for the year ended December 31, 2003 or of corrections that may be made for the years ended December 31, 2002, 2001, 2000 and 1999. Furthermore, the Company is currently unable to determine the impact on depreciation expense attributable to these corrections for any period since the adjustments to the historical costs of PP&E for 2002, 2001, 2000 and 1999 have not yet been finalized. The impact of these changes and any other further changes will likely be material.

        Additionally, management has not completed its overall review of the Company’s historical books and records, accounting policies and practices and financial statements, and accordingly, the Company may record additional adjustments for corrections in erroneous accounting policies and practices in addition to those adjustments already recorded for PP&E, and such adjustments may be material.

        PwC has not completed its audit of the Company’s books for any period and their audit could result in further adjustments to the Company’s results of operations and those adjustments could be material.

        Furthermore, as additional information becomes available, the Company will make necessary adjustments to current periods in 2003 to the extent that they impact post bankruptcy periods. These adjustments may be material to the accompanying unaudited financial statements.

4. Liabilities Subject to Compromise

        As discussed in Note 1 to the accompanying unaudited consolidated financial statements, the Company has been operating as a debtor-in-possession under Chapter 11 since June 25, 2002. The Company is authorized to operate its business in the ordinary course.

        As a result of the Chapter 11 filing, all actions to collect the payment of pre-petition indebtedness are subject to compromise or other treatment under a plan or plans of reorganization. Generally, actions to enforce or otherwise effect payment of pre-Chapter 11 liabilities are stayed. Although pre-petition claims are generally stayed, as part of the first day orders and subsequent motions granted by the Bankruptcy Court, the Bankruptcy Court approved Adelphia’s motions to pay certain pre-petition obligations including, but not limited to, employee wages, salaries, commissions, incentive compensation and other related benefits. The Company has been paying and intends to continue to pay undisputed post-petition claims in the ordinary course of business. In addition, the Company may assume or reject pre-petition executory contracts and unexpired leases with the approval of the Bankruptcy Court. Unless otherwise agreed to by the parties, the cost of curing any pre-petition executory contract or unexpired lease is borne by the Debtors. Any damage resulting from rejection of executory contracts and unexpired leases are treated as general unsecured claims and will be classified as liabilities subject to compromise. Adelphia will notify all known claimants of the bar date and their need to file a proof of claim with the Bankruptcy Court. A bar date is the date by which claims against the Company must be filed if a claimant disagrees with how such claimant’s claim appears on the Debtor’s Schedules. By order dated October 24, 2003, the Bankruptcy Court established a deadline for filing proofs of claim against the Debtors’ estates (the “Bar Date”) of January 9, 2004 at 5:00 P.M. (Eastern Time). Differences between liability amounts estimated by the Company and claims filed by creditors will be investigated and the Bankruptcy Court will make a final determination of the allowable claim. The determination of how liabilities will ultimately be settled and treated cannot be made until the Bankruptcy Court approves a Chapter 11 plan or plans of reorganization as discussed in Note 1. Accordingly, the ultimate amount of such liabilities is presently not determinable. On July 31, 2003, each Debtor filed with the Bankruptcy Court its Schedules of Liabilities and Statements of Financial Affairs. On or about October 8, 2003, the Company filed its First Amendments to its Schedules of Liabilities and Statements of Financial Affairs. On or about October 24, 2003, the Company filed its Second Amendments to its Schedules of Liabilities. By order dated November 13, 2003, the Bankruptcy Court granted the Company an extension through January 15, 2004 to file its Schedules of Assets.

        As of October 31, 2003, the Company had liabilities subject to compromise of $46,302,834. Liabilities subject to compromise have been reported in accordance with SOP 90-7. Such amounts may be subject to future adjustments depending on Bankruptcy Court actions, further developments with respect to disputed claims, determinations of the secured status of certain claims, the values of any collateral securing such claims, or other events. Such adjustments may be material to the amounts reported as liabilities subject to compromise.

        Valuation methods used in Chapter 11 reorganization cases vary depending on the purpose for which they are prepared and used and are rarely based on GAAP, the basis of which the accompanying financial statements are prepared, unless otherwise noted. Accordingly, the values set forth in the accompanying unaudited consolidated financial statements are not likely to be indicative of the values presented to or used by the Bankruptcy Court.

5. Non-Recurring Professional Fees and Reorganization Expenses Due to Bankruptcy

        The Company is incurring certain non-recurring professional fees that, although not directly related to the Chapter 11 filing, relate to the Company’s reorganization and have been incurred in response to the actions taken by Rigas Management. These expenses include the re-audit, legal, special investigation and forensic consultant fees of the Company and the Special Committee of the Board of Directors and have been included in non-recurring professional fees in the accompanying unaudited consolidated statements of operations. Based on the Company’s interpretation of SOP 90-7, only those fees directly related to the Chapter 11 filing should be expensed and included in reorganization expenses due to bankruptcy in the unaudited consolidated statements of operations. These expenses include legal, restructuring and financial consultant fees for the Company and for Committee representatives.

6. Accounts Payable, Accrued Expenses and Other Liabilities

        To the Company’s knowledge, all undisputed post-petition trade payables are current and all premiums for insurance policies, including all workers’ compensation and disability insurance policies, required to be paid are fully paid as of October 31, 2003.

        As stated in Note 1, the Company is reviewing its books and records and other information on an ongoing basis to determine whether the accompanying unaudited consolidated financial statements should be supplemented or otherwise amended. Management is currently performing a review to substantiate the completeness of all liabilities. Such review is ongoing and may result in additional adjustments to the accompanying unaudited consolidated financial statements.

7. Preferred Stock

        In accordance with the accounting direction provided in SOP 90-7, the Company has discontinued accruing for its preferred stock dividends as of June 25, 2002, the filing date of the Chapter 11 cases. Had the Company not filed voluntary petitions under Chapter 11, preferred stock dividends would have been $5,750 and $92,000 for the respective one and sixteen month periods ended October 31, 2003.

        On August 11, 2003, the Debtors initiated an adversary proceeding against the holders of various series of preferred stock of Adelphia (the “Preferred Stockholders”), seeking, among other things, to enjoin the Preferred Stockholders from exercising certain purported rights to elect directors to the Board of Directors due to Adelphia’s failure to pay dividends and alleged breaches of debt-like covenants contained in the Certificates of Designations relating to the preferred stock. On August 13, 2003, certain of the Preferred Stockholders filed an action in the Delaware Chancery Court seeking a declaratory judgment of their purported right to appoint two directors to the Board of Directors (the “Delaware Action”). On August 13, 2003, the Bankruptcy Court granted the Debtors a temporary restraining order, which, among other things, stayed the Delaware Action and temporarily enjoined the Preferred Stockholders from exercising their purported rights to elect directors to the Board of Directors. Thereafter, the Delaware Action was withdrawn.

8. Intercompany Receivables and Payables

        The accompanying unaudited consolidated financial statements include intercompany receivables and payables related to all of Adelphia’s majority-owned subsidiaries and subsidiaries that are at least 50% owned and controlled by the Company. The intercompany receivables and payables are presented at the gross amount with the total receivables balance included in assets and the total intercompany payables balance included in liabilities in the accompanying unaudited consolidated balance sheet. Intercompany payables have been segregated between pre- and post- bankruptcy petition and none of the intercompany balances have been collateralized. The intercompany balances do not net to zero as the Non-Filing Entities and CMLCV have not been included in the accompanying consolidated financial statements, as discussed in Note 1.

9. Related Party Receivables and Payables

        Related party receivables and payables represent advances to and payables from certain related parties, including TelCove and entities owned and/or controlled by the Rigas Family. Related party receivables and payables are presented at the gross amount with the total receivable balance included in assets and the payables included in the liabilities in the accompanying unaudited consolidated balance sheet. Related party payables have been segregated between pre- and post-bankruptcy petition, and none of the related party balances have been collateralized. Management is continuing to evaluate the recoverability of related party receivables and may record reserves against such receivables in the future.

10. Cash and Cash Equivalents and Restricted Cash

        The Company considers all highly liquid investments with a maturity date of three months or less to be cash equivalents.

        As of October 31, 2003, the Company has restricted cash of $42,271 relating to proceeds from the Tranche B Loan which are subject to issued letters of credit. In addition, as required by an agreement with the Company’s insurance provider, the Company has restricted cash for the payment of franchise obligations in the amount of $28,422. Also included in restricted cash is $13,195 related to revenue received from customers which was placed in trust as a result of a dispute arising from the acquisition of certain cable systems from Verizon Media Ventures, Inc. (“Verizon”), as discussed in Note 14. The remainder of the restricted cash balance consists of cash collateral supporting obligations under certain of the Company’s franchise agreements and surety bonding obligations.

11. Subscriber Receivables

        Subscriber receivables consist of monthly amounts due from the Company’s customers and are reported net of allowance for doubtful accounts of $12,833.

12. Prepaid Expenses and Other Assets — Net

        Included in prepaid expenses and other assets — net are unamortized deferred financing fees of $154,976 relating to pre-petition debt obligations. Such amounts are not currently being amortized. See Note 4 to these unaudited consolidated financial statements for further discussion. SOP 90-7 requires that in cases where the underlying debt becomes an allowed claim and the allowed claim differs from the net carrying amount of the debt, the amount of the debt will be adjusted for any unamortized deferred loan fees to equal the value of the allowed claim. Any gain or loss from such adjustments to the underlying debt as compared to the allowed claim will be reflected in the statement of operations.

13. Other-than-Temporary Impairment of Investments, Long-Lived Assets and Certain Other Assets

        As discussed in Note 1, the Company is reviewing its books and records and other information on an ongoing basis to determine whether the accompanying unaudited consolidated financial statements should be supplemented or otherwise amended. Additionally, as discussed in Note 1, PwC has not completed its audit as of and for the years ended December 31, 2002 and 2001 or its re-audit as of and for the years ended December 31, 2000 and 1999. The Company is performing an evaluation of impairment related to several investments and long-lived and certain other assets. This evaluation includes a review of the accounting treatment when the transaction originated and a review of the accounting subsequent to the date of origination, including periodic evaluations for impairment. These evaluations may result in adjustments to the unaudited consolidated financial results contained herein and financial statements as of and for the periods ended December 31, 2002, 2001, 2000 and 1999. The adjustments may be material to these periods.

        Listed below are certain investments and other assets for which (with the exception of property, plant and equipment and intangible assets) the Company has recorded an asset impairment charge during the sixteen month period ended October 31, 2003. All adjustments to be made to prior periods as a result of the Company’s restatement of prior year financial statements have not been reflected in the unaudited consolidated financial statements contained herein pending the completion of the audit as of and for the years ended December 31, 2002 and 2001 and the re-audits as of and for the years ended December 31, 2000 and 1999.

        The tables below present the impairment of long-lived and other assets and other than temporary impairment of investments and other assets that have been recorded by the Company since July 1, 2002.

Impairment of Long-Lived and Other Assets:
Sixteen Months Ended October 31, 2003
Internal Operations, Call Center and Billing System	$63,910
Competitive Local Exchange Carriers	8,224

$72,134

Other-than-Temporary Impairment of Investments and Other Assets:
Sixteen Months Ended October 31, 2003
Devon Mobile Communications, L.P.	$105,954
Buffalo Sabres	68,612
Interactive Digital TV Investments	5,387
Praxis Capital Ventures, L.P.	2,300

$182,253

Internal Operations, Call Center and Billing System

        From 1998 through mid-2002, the Company was developing an internal operations, call center and billing system known as “Convergence”. After careful evaluation of the functionality and usability of Convergence, the Company decided not to pursue continued rollout and terminated additional funding for the system. In October 2002, the Company recognized an impairment charge related to the abandonment of the Convergence system in the amount of $63,910. Additional adjustments totaling $7,610 were recorded in October to reclassify payroll and other operating expenses improperly capitalized during 2002. The Company’s remaining investment in this system of approximately $30,000 will be adjusted in connection with the restatement of its prior year financial statements.

Closure of the Competitive Local Exchange Carriers (“CLECs”)

        In August 2002, the Company filed a motion with the Bankruptcy Court for approval to close operations in 14 markets that were served by the Company’s CLECs. The CLECs provided local telephone service to certain geographic markets and competed with local telephone exchange carriers. The Company’s Board of Directors approved the closure, and approval was granted by the Bankruptcy Court by order dated September 25, 2002. The Company expects that, in connection with the restatement of its financial statements for prior periods, the property, plant and equipment associated with these CLECs will be written down by approximately $100,000. The remaining net book value of the property, plant and equipment of approximately $20,000 was depreciated over its estimated remaining useful life beginning in November 2002 through April 2003. Furthermore, in November 2002, the Company recognized an additional impairment of $6,873 on certain of its CLEC assets that are expected to be sold and recorded a reserve on its CLEC trade accounts receivables of $1,351.

Devon Mobile Communications, L.P.

        The Company is a 49.9% Limited Partner in Devon Mobile Communications, L.P., (“Devon Mobile”), a Delaware limited partnership which, through its subsidiaries, holds licenses to operate regional wireless telephone businesses in several states. Devon Mobile had certain business and contractual relationships with the Company and with former subsidiaries or divisions of the Company which were spun-off as TelCove in January 2002. In late May 2002, the Company notified Devon L.P., Inc., the General Partner of Devon Mobile, that it would likely terminate certain discretionary operational funding to Devon Mobile. In July 2002, the Company understood that its former subsidiary, TelCove, elected to terminate certain services significant to Devon Mobile’s operations. Devon Mobile filed voluntary petitions to reorganize under chapter 11 with the U.S. Bankruptcy Court (the “Devon Bankruptcy Court”) on August 19, 2002. In July 2002, the Company recorded an asset impairment reserve against the investment in and receivables from Devon Mobile of $1,221 and $53,646, respectively. In November 2002, the Company refined its evaluation of exposure to Devon Mobile and recorded additional impairments of $51,087, which related primarily to the Company’s guarantee of certain obligations of Devon Mobile, other receivables from Devon Mobile, and an incremental investment in Devon Mobile that is expected to result from the Company’s restatement of prior year financial information. As of November 2002, the Company has fully reserved for its investment and receivables in Devon Mobile. On January 17, 2003, the Company filed proofs of claim against Devon Mobile and its subsidiaries for approximately $130,100 in debt and equity claims, as well as an additional claim of approximately $34,000 relating to its guarantee of certain Devon Mobile obligations (collectively, the “Company Claims”). On June 23, 2003, Devon filed a disclosure statement for the joint plan of liquidation (the “Disclosure Statement”). On or about July 25, 2003, the Devon Bankruptcy Court approved the Disclosure Statement. The Devon Bankruptcy Court approved Devon’s first amended joint plan of liquidation at a hearing conducted on September 17, 2003 and by order entered on October 1, 2003. According to the Disclosure Statement, Devon Mobile and the Official Committee of Unsecured Creditors appointed in the Devon Mobile chapter 11 cases disagree with the Company Claims and intend to file an objection seeking an order eliminating such claims in their entirety. As of the date hereof, Devon Mobile has not objected to the Company Claims.

Buffalo Sabres

        As disclosed in the Company’s Current Report on Form 8-K filed on May 24, 2002, the Company had entered into various arrangements with Niagara Frontier Hockey, L.P. (“NFHLP”), a Delaware limited partnership owned by the Rigas Family. Among other assets, NFHLP owned the Buffalo Sabres, a National Hockey League team. The Company made approximately $165,000 of loans and advances, including accrued interest, to NFHLP and its subsidiaries. In November 2002, the Company recognized impairments of those loans and advances of $31,447. On January 13, 2003, NFHLP and certain of its subsidiaries (the “Niagara Debtors”) filed voluntary petitions to reorganize under Chapter 11 of the U.S. Bankruptcy Code in the U.S. Bankruptcy Court for the Western District of New York (the “NFHLP Bankruptcy Court”).

        On or about March 13, 2003, certain of the Niagara Debtors entered into an Asset Purchase Agreement with Hockey Western New York LLC for the sale of certain assets and assumption of certain liabilities of NFHLP. In March 2003, the Company recognized an additional impairment of $37,922 as a result of the then pending sale of certain assets, including the Buffalo Sabres, and assumption of certain liabilities of NFHLP. On April 23, 2003, the sale was completed. The Company did not recover any of its loans and advances in NFHLP from such sale. The March 2003 impairment charge, combined with the November 2002 charge, and with anticipated adjustments related to restatement of the Company’s prior year financial statements, completely wrote off the Company’s loans and advances in NFHLP and its subsidiaries. On or about August 14, 2003, the NFHLP Bankruptcy Court approved the Niagara Debtors’ Disclosure Statement. On September 25, 2003, the NFHLP Bankruptcy Court approved the NFHLP joint plan of liquidation.

Interactive Digital TV Investments

        The Company has investments in interactive digital TV product ventures. In November 2002, the Company recognized a loss of $3,690 in connection with the expiration of certain warrants received in connection with its Interactive Digital TV product ventures. In December 2002, the Company recognized a loss of $1,697 for declines in investment value deemed other than temporary. These adjustments, coupled with expected prior period adjustments, reduce the Company’s investment in such ventures to approximately $200.

Praxis Capital Ventures, L.P.

        As disclosed in the Company’s Current Report on Form 8-K filed on May 24, 2002 the Company entered into certain transactions with Praxis Capital Partners, LLC (“Praxis Capital”), a Delaware limited liability company and Praxis Capital Management, LLC, a Delaware limited liability company, through Praxis Capital Ventures, L.P. (“PCVLP”), a Delaware limited partnership in which ACC Operations, Inc. (a wholly-owned Company subsidiary) is a 99.5% Limited Partner. Formed in June 2001, PCVLP focused on private equity investments in the telecommunications market. At June 30, 2002, the net book value of the Company’s portion of these investments was approximately $1,247. In addition, the Company had recorded $1,053 of prepaid management service fees to PCVLP. In July 2002, the Company recorded a reserve of $2,300 relating to PCVLP. The Company is continuing to evaluate the PCVLP investments, which consist primarily of investments in private companies whose securities have no actively traded market. By order dated October 20, 2003, the Debtors rejected the partnership agreement with Praxis Capital.

        Peter L. Venetis, the son-in-law of John J. Rigas and a former director of the Company, is the managing director of Praxis Capital Management, LLC.

Property, Plant and Equipment, and Intangible Assets

        As stated previously, the Company’s property, plant and equipment and intangible assets are currently being evaluated by management for asset impairment and other issues. These issues include the ownership of assets, prior capitalization policies, estimated useful lives, amounts allocated to specific assets in connection with acquisitions, and impairment. The complete results of these evaluations are unknown at this time but could result in material adjustments to the net book value of property, plant and equipment and intangible assets at December 31, 2002, 2001, 2000 and 1999, as well as results of operations for the periods then ended.

        As more fully discussed in Note 3, the Company has corrected many of its erroneous accounting policies and practices for PP&E with respect to the accounting for Capitalized Costs and Capitalized Installation and Construction Activities for the ten months ended October 31, 2003. The Company is continuing its review of the historical books and records and other information; accordingly, these issues should not be considered the only issues related to these assets that are under evaluation by the Company, and the Company reserves the right to amend, update or supplement this information.

14. Verizon Acquisition

        On February 28, 2002, Adelphia issued 2,112,305 shares of Adelphia stock to Verizon in exchange for certain cable systems owned by Verizon in California. Subsequent to this acquisition, certain franchise authorities filed suit against Verizon and Adelphia asserting that Verizon had not received approval from the franchise authorities for the sale as required by the franchise agreement. On May 15, 2002, the courts granted a temporary restraining order to unwind the sale. Because Verizon had vacated the area, the court ordered Adelphia to provide service on behalf of Verizon to customers in the franchise area. In addition, Adelphia was prohibited from using any funds received from these customers and was required to place all funds received from these customers in a trust account. As a result of the March 2002 temporary restraining order, Adelphia deferred the revenue received from these customers but continued to expense the costs of providing services to these customers. In the second quarter of 2003, upon appeal, the preliminary injunction was vacated. The preliminary injunction had no continuing legal effect and Adelphia, upon request, was entitled to use the funds placed in trust. As a result of the appeals court ruling, Adelphia recognized revenue, which had been deferred in prior periods, of $18,100 in June 2003.

15. Net Loss Per Weighted Average Share of Common Stock

        Basic net loss per weighted average share of common stock is computed based on the weighted average number of common shares outstanding after giving effect to dividend requirements on the Company’s preferred stock (see Note 7). Diluted net loss per common share is equal to basic net loss per common share because the Company’s convertible preferred stock and outstanding stock options have an antidilutive effect for the periods presented. In the future, however, the convertible preferred stock and outstanding stock options could have a potentially dilutive effect on earnings per share.

16. Supplemental Cash Flow Information

        Cash payments for interest were $28,199 and $523,347 for the one and sixteen month periods ended October 31, 2003, respectively. Included in these amounts are cash payments made by the Company on behalf of the Rigas family entities of $11,932 and $223,913 for the one and sixteen month periods ended October 31, 2003, respectively, for interest on the co-borrowing credit facilities. Such payments are included in the related party receivables and payables, net in the accompanying unaudited consolidated statements of cash flows.

17. EBITDA

        The following is a summary of Earnings Before Interest, Taxes, Depreciation and Amortization (“EBITDA”) from the accompanying unaudited consolidated statements of operations for the one and sixteen month periods ended October 31, 2003. EBITDA is an alternative performance measure that is customarily used by companies that own, operate and manage cable television systems and other related telecommunications businesses. Management believes that EBITDA provides an alternative measure that is useful in evaluating the Company’s liquidity. EBITDA is not a performance measure in accordance with GAAP and the use of EBITDA is not meant to replace or supercede any information presented in accordance with GAAP.

        On January 22, 2003, the SEC issued its final ruling on “Conditions for Use of Non-GAAP Financial Measures” adopting new rules and amendments to address disclosure or release of certain financial information calculated and presented on a basis other than in accordance with GAAP. This ruling, known as Regulation G, requires disclosure or release of such non-GAAP financial measures to include a presentation of and reconciliation to the most directly comparable GAAP financial measure. Since EBITDA can be used as either a performance or liquidity measure, presented below is a reconciliation of EBITDA to net loss and net cash provided by operating activities as presented in the accompanying unaudited consolidated financial statements.

Reconciliation of EBITDA to Net Loss Applicable to Common Stockholders
	Month Ended October 31, 2003	Sixteen Months Ended October 31, 2003
EBITDA	$62,169	$947,289
Adjustments to reconcile EBITDA to net loss
applicable to common stockholders:
Depreciation and amortization	(74,854)	(1,171,584)
Interest expense	(33,553)	(558,252)
Income tax benefit	--	35

Net loss applicable to common stockholders	$(46,238)	$(782,512)

Reconciliation of EBITDA to Net Cash Provided by Operating Activities
	Month Ended October 31, 2003	Sixteen Months Ended October 31, 2003
EBITDA	$62,169	$947,289
Adjustments to reconcile EBITDA to net cash
provided by operating activities:
Amortization of bank financing costs	2,069	31,998
Impairment of long-lived and other assets	--	72,134
Other-than-temporary impairment of investments
and other assets	--	182,253
Minority interest in earnings (losses) of subsidiaries
- net	(2,036)	(10,102)
Gain on sale of assets - net	--	(1,969)
Reorganization expenses due to bankruptcy	7,489	119,732
Non-recurring professional fees, net of amounts paid	612	21,573
Change in Assets and Liabilities:
Subscriber receivables - net	761	(10,604)
Prepaid expenses and other assets - net	(135)	(52,557)
Accounts payable	(7,871)	262,928
Subscriber advance payments and deposits	14,185	36,465
Accrued interest and other liabilities	(953)	57,361
Intercompany receivables and payables - net	(192)	(18,579)
Reorganization expenses paid during the period	(7,673)	(91,964)
Interest expense	(33,553)	(558,252)
Income tax benefit	--	35

Net cash provided by operating activities	$34,872	$987,741

18. Century-ML Cable Venture Bankruptcy Filing

        On September 30, 2002, CMLCV, a 50/50 joint venture between Century and ML Media Partners, L.P. (“ML Media”) filed a voluntary petition to reorganize under Chapter 11 in the Bankruptcy Court. This bankruptcy proceeding is administered separately from that of Adelphia. CMLCV is operating its business as a debtor-in-possession and is continuing to serve its subscribers in three communities in Puerto Rico. At this time, CMLCV is expected to generate sufficient cash to fund foreseeable operations and capital requirements. The CMLCV Chapter 11 filing is not expected to have a material impact on the operations of CMLCV’s subsidiary, Century-ML Cable Corporation, which serves other communities in Puerto Rico.

        CMLCV, since October 2002, has been filing a separate monthly operating report with the Bankruptcy Court. As more fully disclosed in CMLCV’s separate Monthly Operating Report, there is litigation pending in the Bankruptcy Court between ML Media and CMLCV, Century, the Company and Highland Holdings, L.P. (“Highland”), a Rigas Family partnership. In connection with the parties’ December 13, 2001 Leveraged Recapitalization Agreement (“Recap Agreement”), there is a pre-petition dispute relating primarily to an alleged secured obligation in the amount of $279,800 to ML Media for its 50% ownership in CMLCV. If there is an adverse outcome against the Company relating to this litigation, the Company may be required to pay $279,800 to ML Media for its 50% ownership in CMLCV, as well as interest and other amounts that may result from the outcome of this litigation, or Century may be required to surrender its 50% ownership in CMLCV to ML Media. A hearing was held on September 24, 2002, and a decision was rendered on January 17, 2003, wherein the Bankruptcy Court; (i) denied all of the parties’ motions for summary judgment on the issue of whether there has been an acceleration of the September 30, 2002 closing date under the Recap Agreement, except that the Bankruptcy Court (ii) found “as a matter of law, that, assuming that the Recap Agreement is enforceable, payment by the Company was due on September 30, 2002 and payment by Adelphia, Century and Highland was due on October 1, 2002, one day later, and that, having failed to make payment, each of the Company, Century and Highland is now in default.” The Bankruptcy Court granted summary judgment only to such extent.

        In a decision and order dated March 31, 2003, the Bankruptcy Court denied ML Media’s request to become manager of the Venture’s cable systems. In a decision and order dated April 21, 2003, the Bankruptcy Court denied ML Media’s motion to dismiss the CMLCV bankruptcy petition, rejecting ML Media’s claim that Century improperly filed the petition without ML Media’s consent. On September 5, 2003, the Bankruptcy Court heard oral argument on ML Media’s motions for summary judgment on, and dismissal of, the counterclaims brought by Adelphia and the Venture to avoid the Recap Agreement. No ruling has yet been issued in connection with these motions. On September 17, 2003, the Bankruptcy Court entered an order authorizing Adelphia’s and Century’s rejection of the Recap Agreement.

        On May 12, 2003, the Bankruptcy Court directed ML Media, Century, Adelphia and Highland to enter into mediation to resolve the dispute. Settlement discussions between Adelphia and ML Media are continuing.

        No accrual for the outcome of the above described litigation is included in the accompanying unaudited financial statements.

19. Customers

        The table below provides information on the number of basic customers, digital customers and high speed internet customers for the Debtors. As further described in its Current Report on Form 8-K filed May 25, 2003, the Company corrected the methodology for calculating customers previously used; therefore, the customer data set forth below may not be comparable to customer data reported prior to this correction.

	Filing Entities	Non-Filing and Rigas Entities	Total
October 31, 2003:
Basic customers	5,076,655	385,673	5,462,328
Digital customers	1,819,336	152,895	1,972,231
High speed internet customers	899,410	59,273	958,683

Total revenue generating units	7,795,401	597,841	8,393,242

September 30, 2003:
Basic customers	5,078,093	386,761	5,464,854
Digital customers	1,822,890	154,560	1,977,450
High speed internet customers	876,991	58,974	935,965

Total revenue generating units	7,777,974	600,295	8,378,269

20. Bankruptcy Court Reporting Schedules

        The Bankruptcy Court reporting schedules included in this report beginning on page 24 are for the period from October 1 through October 31, 2003 and have been prepared for the purpose of filing with the Bankruptcy Court and are not required by GAAP. The accompanying Bankruptcy Court reporting schedules, as with all other information contained herein, have been obtained from the books and records of the Company and are unaudited.

ADELPHIA COMMUNICATIONS CORPORATION, et al. (DEBTORS-IN-POSSESSION) BANKRUPTCY COURT REPORTING SCHEDULES Summary
	For the Month Ended October 31, 2003	Reference
Gross wages paid	$70,652,827	Schedule I
Employee payroll taxes withheld	15,870,645	Schedule I
Employer payroll taxes due	5,170,462	Schedule I
Payroll taxes paid*	14,492,364	Schedule II*
Sales and other taxes due	6,576,396	Schedule III
Gross taxable sales	91,111,833	Schedule III
Real estate and personal property taxes paid	2,272,363	Schedule IV
Sales and other taxes paid	7,129,508	Schedule V
Cash disbursements	363,269,172	Schedule VI
Insurance coverage	N/A	Schedule VII

* The amount reported above for payroll taxes paid is based upon the date paid and not the date due.

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule I

Court Reporting schedules for Payroll and Payroll Taxes
for the Month Ended October 31, 2003

Week Ending Date	Gross Wages Paid	Employee Payroll Taxes Withheld	Employer Payroll Taxes Due
03-Oct-03	$22,873,362	$5,058,295	$1,704,302
17-Oct-03	$24,366,943	$5,585,181	$1,770,272
31-Oct-03	$23,412,522	$5,227,169	$1,695,888

Total	$70,652,827	$15,870,645	$5,170,462

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule II
Pages 1 to 5

Court Reporting schedules for Payroll Taxes Paid
for the Month Ended October 31, 2003

Payee	Payroll Taxes Paid	Payment Date
STATE OF CONNECTICUT	$16,170	10/2/2003
STATE OF MARYLAND	878	10/2/2003
STATE OF PENNSYLVANIA	86	10/2/2003
STATE OF VIRGINIA	3,458	10/2/2003
STATE OF WEST VIRGINIA	865	10/2/2003
INTERNAL REVENUE SERVICE	94,300	10/3/2003
NORTH CAROLINA DEPT OF REVENUE	12,676	10/3/2003
OREGON DEPARTMENT OF REVENUE	61	10/3/2003
INTERNAL REVENUE SERVICE	5,813,045	10/6/2003
STATE OF ARIZONA	2,036	10/6/2003
STATE OF CALIFORNIA	178,281	10/6/2003
STATE OF COLORADO	56,872	10/6/2003
STATE OF CONNECTICUT	2,333	10/6/2003
STATE OF IDAHO	5,141	10/6/2003
STATE OF INDIANA	1,061	10/6/2003
STATE OF KANSAS	501	10/6/2003
STATE OF KENTUCKY	21,555	10/6/2003
STATE OF MAINE	26,406	10/6/2003
STATE OF MASSACHUSETTS	23,379	10/6/2003
STATE OF NEW YORK	120,268	10/6/2003
STATE OF OHIO	72,209	10/6/2003
STATE OF OKLAHOMA	358	10/6/2003
STATE OF PENNSYLVANIA	95,916	10/6/2003
STATE OF SOUTH CAROLINA	5,647	10/6/2003
STATE OF VERMONT	15,441	10/6/2003
STATE OF VIRGINIA	59,290	10/6/2003
HAB-EIT	931	10/7/2003
SCOTT TOWNSHIP TAXES	1,778	10/7/2003
ALTOONA AREA SCHOOL DISTRICT	858	10/8/2003
ASHLAND FINANCIAL DEPARTMENT	1,190	10/8/2003
BEDFORD COUNTY TAX SERVICE	746	10/8/2003
BETHEL PARK BOROUGH	1,883	10/8/2003
BLAIRSVILLE BORO	5,058	10/8/2003
BOYLE COUNTY COURTHOUSE	223	10/8/2003
BROOKLYN CITY INCOME TAX	185	10/8/2003
BRYAN CITY INCOME TAX	1,740	10/8/2003
CENTRAL TAX BURE(A)	67	10/8/2003
CENTRAL TAX BUREAU OF P	131,425	10/8/2003
CITY OF BEATTYVILLE	154	10/8/2003
CITY OF BRUNSWICK	252	10/8/2003
CITY OF CARLISLE	39	10/8/2003
CITY OF CYNTHIANA	120	10/8/2003
CITY OF HARRODSBURG	1,309	10/8/2003
CITY OF IRONTON	365	10/8/2003
CITY OF LEBANON	450	10/8/2003
CITY OF MEDEIRA	121	10/8/2003
CITY OF NEW PHILADELPHIA	2,856	10/8/2003
CITY OF PARIS	446	10/8/2003
CITY OF PORT CLINTON	2,071	10/8/2003
CITY OF PORTSMOUTH	2,459	10/8/2003
CITY OF RICHMOND	16,654	10/8/2003
CITY OF RUSSELL	434	10/8/2003
CITY OF STANTON	110	10/8/2003
CITY OF VANCEBURG	49	10/8/2003
CITY OF VERSAILLES	352	10/8/2003
CITY OF WASHINGTON COURTHOUSE	786	10/8/2003
CITY OF WAVERLY	80	10/8/2003
CLARION WAGE TAX OFFICE	1,225	10/8/2003
CLEARFIELD BORO	75	10/8/2003
COLLECTOR OF TAXES	1,185	10/8/2003
COLLEGE TOWNSHIP TREASURE	10,962	10/8/2003
COLUMBUS CITY INCOME TAX	453	10/8/2003
COSHOCTON CITY	863	10/8/2003
DEFIANCE CITY INCOME TAX	2,700	10/8/2003
DIRECTOR OF FINANCE	782	10/8/2003
GARRARD COUNTY FISCAL COURT	347	10/8/2003
GETTYSBURG AREA SD	767	10/8/2003
HAB-EIT	22,896	10/8/2003
HARRISON COUNTYTAX ADMINISTRAT	84	10/8/2003
HERMITAGE RECEIVER OF TAXES	3,095	10/8/2003
JESSAMINE COUNTY	187	10/8/2003
LAUREL COUNTY	806	10/8/2003
LINCOLN CO OCCUPATIONAL LICENSE	60	10/8/2003
LOCK HAVEN	991	10/8/2003
LOGAN CITY INCOME TAX	1,006	10/8/2003
LYKENS BOROUGH	503	10/8/2003
MARION COUNTY TREASURER	449	10/8/2003
MCLEAN COUNTY LICENSE FEE	33	10/8/2003
MERCER COUNTY FISCAL COURT	464	10/8/2003
MIFFCO TAX SERVICE INC	1,062	10/8/2003
MINERVA VILLAGE INCOME TAX	1,053	10/8/2003
MONTGOMERY COUNTY	420	10/8/2003
MT STERLING	180	10/8/2003
NICHOLASVILLE TREASURER	406	10/8/2003
NORTHWESTERN SD	77	10/8/2003
OCCUPATIONAL TAX ADMINISTRATION	142	10/8/2003
OHIO COUNTY	31	10/8/2003
POWELL COUNTY	110	10/8/2003
PUNXSUTAWNEY BORO	2,150	10/8/2003
RECEIVER OF TAXES	4,464	10/8/2003
RICHLAND TOWNSHIP	119	10/8/2003
ROCHESTER BORO SD	75	10/8/2003
ROWAN COUNTY FINANCE	473	10/8/2003
SANDY TOWNSHIP	217	10/8/2003
SCOTT COUNTY OCCUPA TAX	105	10/8/2003
SCOTT COUNTY SCHOOL DISTRICT	52	10/8/2003
SOMERSET	782	10/8/2003
SPRINGFIELD CITY (A)	21	10/8/2003
STANFORD OCCUPATIONAL TAX	39	10/8/2003
TREASURER BUTLER COUNTY	18	10/8/2003
TYRONE AREA SCHOOL DISTRICT	122	10/8/2003
VILLAGE OF MILLERSBURG	263	10/8/2003
VILLAGE OF WATERVILLE	1,743	10/8/2003
VILLAGE OF WEST UNITY	9	10/8/2003
WASHINGTON COUNT(A)	17	10/8/2003
WAUSEON INCOME TAX DEPARTMENT	262	10/8/2003
WOODFORD COUNTY	403	10/8/2003
CITY OF STRUTHERS	1,012	10/10/2003
MOREHEAD DIRECTOR OF FIN	1,189	10/10/2003
VILLAGE OF FAYETTE	77	10/10/2003
ASHLAND FINANCIAL DEPARTMENT	47	10/14/2003
GEORGIA DEPARTMENT OF REVENUE	151	10/14/2003
BUREAU OF EMPLOYER TAX OPERATIO	36,797	10/17/2003
BUREAU OF EMPLOYMENT PROGRAMS	765	10/17/2003
BUREAU OF EMPLOYMENT SERVICES	7,321	10/17/2003
DEPARTMENT OF ECONOMIC SECURITY	25	10/17/2003
DEPARTMENT OF EMPLOYMENT	6,227	10/17/2003
DEPARTMENT OF EMPLOYMENT SECURI	298	10/17/2003
DEPARTMENT OF HUMAN RESOURCES	55	10/17/2003
DEPARTMENT OF INDUSTRIAL RELATI	141	10/17/2003
DEPARTMENT OF LABOR	2,474	10/17/2003
DEPARTMENT OF LABOR & EMPLOYMEN	5,634	10/17/2003
DIVISION OF UNEMPLOYMENT INSURA	766	10/17/2003
EMPLOYMENT RESOURCES DIVISION	11	10/17/2003
EMPLOYMENT SECURITY COMMISSION	4,421	10/17/2003
EMPLOYMENT SECURITY DEPARTMENT	3,631	10/17/2003
INDIANA DEPARTMENT OF WORKFORCE	11	10/17/2003
INTERNAL REVENUE SERVICE	108,271	10/17/2003
MASSACHUSETTS DIVISION OF	8,710	10/17/2003
MONTANA DEPARTMENT OF LABOR	188	10/17/2003
NEW HAMPSHIRE DEPARTMENT OF EMP	321	10/17/2003
NORTH CAROLINA DEPT OF REVENUE	14,202	10/17/2003
NYS UNEMPLOYMENT INSURANCE	28,181	10/17/2003
OFFICE OF UNEMPLOYMENT INS	208	10/17/2003
OREGON DEPARTMENT OF REVENUE	390	10/17/2003
VERMONT DEPARTMENT OF	1,734	10/17/2003
VIRGINA EMPLOYMENT COMMISSION	1,088	10/17/2003
INTERNAL REVENUE SERVICE	6,324,694	10/20/2003
STATE OF ARIZONA	1,941	10/20/2003
STATE OF CALIFORNIA	195,523	10/20/2003
STATE OF COLORADO	79,507	10/20/2003
STATE OF CONNECTICUT	2,456	10/20/2003
STATE OF IDAHO	4,662	10/20/2003
STATE OF INDIANA	1,019	10/20/2003
STATE OF KANSAS	498	10/20/2003
STATE OF KENTUCKY	22,618	10/20/2003
STATE OF MAINE	28,651	10/20/2003
STATE OF MASSACHUSETTS	28,317	10/20/2003
STATE OF NEW YORK	119,566	10/20/2003
STATE OF OHIO	74,637	10/20/2003
STATE OF OKLAHOMA	345	10/20/2003
STATE OF PENNSYLVANIA	96,307	10/20/2003
STATE OF SOUTH CAROLINA	5,847	10/20/2003
STATE OF VERMONT	22,291	10/20/2003
STATE OF VIRGINIA	71,747	10/20/2003
FIRST UNION ADELPHIA PAYROLL AC	4,794	10/21/2003
EMPLOYMENT SECURITY COMMISSION	79	10/22/2003
VILLAGE OF DUBLIN	169	10/22/2003
CASHIER-TEXAS WORKFORCE COMMISS	339	10/23/2003
EMPLOYMENT DEVELOPMENT DEPT	29,990	10/25/2003
INTERNAL REVENUE SERVICE	39,121	10/29/2003
ADAMS COUNTY EIT AGENCY	20	10/31/2003
ALTOONA AREA SCHOOL DISTRICT	10	10/31/2003
ASHTABULA INCOME TAX	771	10/31/2003
BUREAU OF EMPLOYER TAX OPERATIO	260	10/31/2003
CELINA CITY	402	10/31/2003
CENTRAL COLLECTION AGENCY	46,922	10/31/2003
CENTRAL TAX BUREAU OF P	1,000	10/31/2003
CENTRAL TAX BUREAU OF PA	70	10/31/2003
CITY OF CHILLICOTHE	11,381	10/31/2003
CITY OF CINCINNATI	367	10/31/2003
CITY OF CLEVELAND HEIGHTS	6,317	10/31/2003
CITY OF DANVILLE	387	10/31/2003
CITY OF MACEDONIA	3,861	10/31/2003
CITY OF MARION	1,206	10/31/2003
CITY OF NEWARK	6,178	10/31/2003
CITY OF PITTSBURGH	1,291	10/31/2003
CITY TREASURER	10	10/31/2003
DIRECTOR OF FINANCE	362	10/31/2003
FIRST UNION ADELPHIA PAYROLL AC	5,247	10/31/2003
INTERNAL REVENUE SERVICE	112,486	10/31/2003
JORDAN TAX SERVICE INC	20	10/31/2003
JUDITH MUSICK	10	10/31/2003
LORAIN CITY TAX	3,524	10/31/2003
MONTANA DEPARTMENT OF REVENUE	1,193	10/31/2003
NORTH CAROLINA DEPT OF REVENUE	12,725	10/31/2003
OREGON DEPARTMENT OF REVENUE	198	10/31/2003
RITA	13,975	10/31/2003
SCHOOL DISTRICT INCOME TAX	3,977	10/31/2003
SHERRY IVERSON	20	10/31/2003
STATE COLLEGE BOROUGH TAX OFFIC	40	10/31/2003
SUSAN L MITCHELL	10	10/31/2003
VILLAGE OF GREENWOOD	488	10/31/2003

TOTAL	14,492,364

26-30

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule III
Pages 1 to 8

Court Reporting schedules for Sales and Other Taxes Due and Gross Taxable Sales
for the Month Ended October 31, 2003

Taxing Jurisdiction	Sales and Other Taxes Due	Gross Taxable Sales
AL PSC	$--	$3,738
ALABAMA DEPT. OF REVENUE	287	4,777
ALAMEDA COUNTY	2	29
ALBEMARLE COUNTY	4,348	A
AMHERST COUNTY TREASURER	8	A
ARIZONA DEPARTMENT OF REVENUE	61	1,139
ARKANSAS DEPARTMENT OF REVENUE	--	8
ASHLAND INDEPENDENT BOARD OF EDUCATION	10,489	349,630
AUGUSTA COUNTY	10	A
BANK OF AMERICA	408	--
BATH COUNTY SCHOOL DISTRICT	1,277	42,557
BEDFORD CITY	4	A
BEDFORD COUNTY	57	1,922
BEREA COUNTY SCHOOL DISTRICT	1,882	62,742
BOARD OF EQUALIZATION	254	A
BOARD OF EQUALIZATION	12	159
BOURBON COUNTY SCHOOL DISTRICT	603	20,107
BOYD COUNTY SCHOOL DISTRICT	3,341	111,383
BOYLE COUNTY SCHOOL DISTRICT	1,590	53,001
BREATHITT COUNTY SCHOOL DISTRICT	883	29,440
BRECKINRIDGE COUNTY BOARD OF EDUCATION	852	28,390
BUREAU OF TAXATION	163	3,263
BURGIN INDEPENDENT BOARD OF EDUCATION	330	10,998
BUTLER COUNTY SCHOOL DISTRICT	59	1,966
CA TELECONNECT FUND	16	33,972
CAMPBELL COUNTY TREASURER	141	A
CARTER COUNTY SCHOOL DISTRICT	1,670	55,653
CATTARAUGUS COUNTY	26	A
CCHCF-A	71	33,972
CHARLOTTESVILLE CITY TREASURER	2,186	A
CHAUTAUQUA COUNTY DIRECTOR OF FINANCE	22	A
CHCF-B	917	33,972
CHESTERFIELD COUNTY	214	A
CHESTERFIELD COUNTY	117	2,100
CITY OF ABERDEEN	2	30
CITY OF ALAHAMBRA	2	35
CITY OF ALBION	2	49
CITY OF ARCADIA	13	265
CITY OF BALDWIN PARK	4,030	134,343
CITY OF BALDWIN PARK	3	99
CITY OF BEAUMONT	2,064	68,805
CITY OF BEAUMONT	6	214
CITY OF BELLFLOWER	1	25
CITY OF BERKELEY	--	6
CITY OF BOTHELL	2	29
CITY OF BRAWLEY	7,012	175,295
CITY OF BRAWLEY	8	208
CITY OF BURBANK	1	18
CITY OF CALABASAS	5	100
CITY OF CHARLOTTESVILLE	54,371	543,714
CITY OF CHARLOTTESVILLE	14,905	161,165
CITY OF CLAREMONT	--	1
CITY OF CLOVERDALE	1	47
CITY OF COLFAX	1	22
CITY OF COLORADO SPRINGS	204	8,148
CITY OF COVINA	6	105
CITY OF CULVER CITY	5	43
CITY OF DESERT HOT SPRINGS	5	105
CITY OF DOWNEY	--	4
CITY OF EDMONDS	1	9
CITY OF EL MONTE	1	13
CITY OF ELK GROVE	1	24
CITY OF FONTANA	37,879	757,589
CITY OF FONTANA	11	224
CITY OF GARDENA	--	8
CITY OF GLENDALE	3	37
CITY OF HARRISONBURG TREASURER	23	A
CITY OF HAWTHORNE	2	32
CITY OF HERMOSA	14	233
CITY OF HERMOSA BEACH	17,259	287,655
CITY OF HOLTVILLE	1,846	36,911
CITY OF HOLTVILLE	1	16
CITY OF HUNTINGTON BEACH	1	27
CITY OF HUNTINGTON PARK	--	1
CITY OF INDIO	--	4
CITY OF INGLEWOOD	3	31
CITY OF ISSAQUAH	--	4
CITY OF KALAMA	4	72
CITY OF KELSO	25	415
CITY OF KELSO	6,746	112,430
CITY OF KIRKLAND	--	1
CITY OF LA HABRA	24,992	416,528
CITY OF LA HABRA	30	492
CITY OF LA PALMA	1	16
CITY OF LA VERNE	17	429
CITY OF LAKEWOOD	1	17
CITY OF LONG BEACH	10	172
CITY OF LONGVIEW	84	1,394
CITY OF LONGVIEW	22,625	377,083
CITY OF LOS ANGELES	1,109	11,088
CITY OF LYNWOOD	--	2
CITY OF MALIBU	--	9
CITY OF MAYWOOD	--	8
CITY OF MERCER ISLAND	--	6
CITY OF MONTCLAIR	2	55
CITY OF MONTEREY PARK	2	52
CITY OF MORENO VALLEY	54,534	908,906
CITY OF MORENO VALLEY	63	1,044
CITY OF NORWALK	1	27
CITY OF OAKLAND	2	23
CITY OF OLYMPIA	4	62
CITY OF PALM SPRINGS	1	25
CITY OF PALOUSE	2	30
CITY OF PALOUSE	622	8,890
CITY OF PASADENA	7	83
CITY OF PICO RIVERA	11,023	220,460
CITY OF PICO RIVERA	4	75
CITY OF PLACENTIA	13,921	397,756
CITY OF PLACENTIA	9	243
CITY OF POMONA	--	3
CITY OF PORT HUENEME	8,503	212,558
CITY OF PORT HUENEME	5	115
CITY OF PORTERVILLE	--	5
CITY OF PULLMAN	22	279
CITY OF REDMOND	1	15
CITY OF REDONDO BEACH	39,848	838,898
CITY OF REDONDO BEACH	65	1,364
CITY OF RIALTO	44,589	557,355
CITY OF RIALTO	40	502
CITY OF RICHLAND	--	1
CITY OF RICHMOND	1,680	A
CITY OF RICHMOND	15,429	98,671
CITY OF RIVERSIDE	12	185
CITY OF SALEM	1	A
CITY OF SALINAS	2	33
CITY OF SAN BERNARDINO	67,016	837,701
CITY OF SAN BERNARDINO	29	364
CITY OF SAN BUENAVENTURA	32,883	657,666
CITY OF SANTA ANA	24	399
CITY OF SANTA BARBARA	--	7
CITY OF SANTA CRUZ	--	1
CITY OF SANTA MONICA	134,117	1,341,170
CITY OF SANTA MONICA	177	1,765
CITY OF SANTA ROSA	--	2
CITY OF SEAL BEACH	13	114
CITY OF SEATTLE	1	16
CITY OF SEQUIM	1	31
CITY OF SIERRA MADRE	2	29
CITY OF SOUTH PASADENA	2	45
CITY OF SPOKANE	1	9
CITY OF STANTON	--	4
CITY OF TORRANCE	4	56
CITY OF VALLEJO	1	15
CITY OF VANCOUVER	2	37
CITY OF VENTURA	30	596
CITY OF WAYNESBORO	26,431	264,310
CITY OF WESTMINISTER	--	8
CITY OF WHITTIER	12	238
CITY OF WINCHESTER	16,077	160,770
CITY OF WINLOCK	1	15
CITY OF WOODLAND	4	90
CITY OF ZILLAH	3	53
CLARKE COUNTY	2	A
CLOVERPORT INDEPENDENT SCHOOL DISTRICT	292	9,724
COLORADO DEPT. OF REVENUE	320	16,482
COLORADO DEPT. OF REVENUE	3,000	94,368
COMMISSIONER OF REVENUE SERVICES	74,238	1,414,060
COMMISSIONER OF REVENUE SERVICES	89,318	1,488,627
COMMONWEALTH OF MASSACHUSETTS	3,884	77,679
COMMONWEALTH OF MASSACHUSETTS	4	89
COMPTROLLER OF MARYLAND	12,307	246,131
COMPTROLLER OF PUBLIC ACCOUNTS	13	333
COMPTROLLER, CITY OF BUFFALO	12,800	426,667
COUNTY OF ALBEMARLE	8,788	95,339
COUNTY OF LOS ANGELES	1,172	23,421
COUNTY OF MONTGOMERY	9,621	96,208
COUNTY OF SACRAMENTO	1	25
DANVILLE INDEPENDENT SCHOOL DISTRICT	4,755	158,506
DANVILLE, CITY OF	4,053	A
DAVIESS COUNTY BOARD OF EDUCATION	16,461	548,721
DAVIESS COUNTY SCHOOL DISTRICT	315	10,510
DEPARTMENT OF TAX & REVENUE (WEST VIRGINIA)	13,614	226,951
DES MOINES	--	6
ELLIOT COUNTY SCHOOL DISTRICT	308	10,275
ERIE COUNTY COMPTROLLER	5,813	A
FAUQUIER COUNTY	24	A
FLORIDA C.S.T. FUND	160,465	1,120,543
FLORIDA DEPARTMENT OF REVENUE	2,956,363	28,387,167
FLORIDA DEPARTMENT OF REVENUE	142,074	2,389,528
FRANKLIN COUNTY PUBLIC SAFETY	2	A
FRANKLIN COUNTY SCHOOL DISTRICT	93	3,116
FREDERICK COUNTY	194	A
GARRAD COUNTY SCHOOL DISTRICT	1,035	34,504
GENESEE, COUNTY OF	11	A
GEORGIA DEPARTMENT OF REVENUE	13,871	209,911
GREENE COUNTY	14	A
HALIFAX COUNTY TREASURER	3	A
HANCOCK COUNTY BOARD OF EDUCATION	897	29,913
HANOVER COUNTY	96	31,065
HANOVER COUNTY TREASURER	399	A
HARLAN COUNTY SCHOOL DISTRICT	212	7,053
HARRISON COUNTY SCHOOL DISTRICT	2,842	94,719
HARRODSBURG INDEPENDENT BOARD OF EDUCATION	2,684	89,475
HENDERSON COUNTY BOARD OF EDUCATION	2,173	72,436
HENRICO COUNTY	1,574	A
HENRICO COUNTY	3,239	76,040
ID USF	28	0
IDAHO STATE TAX COMMISSION	4,096	68,263
INDIANA DEPARTMENT OF REVENUE	29,555	492,574
INTERNAL REVENUE SERVICE	64,469	2,149,022
JACKSON INDEPENDENT SCHOOLS	434	14,457
JESSAMINE COUNTY BOARD OF EDUCATION	7,744	258,130
KANSAS DEPT. OF REVENUE	17,293	236,809
KENTUCKY REVENUE CABINET	1,901	31,702
LAUREL COUNTY SCHOOL DISTRICT	10,751	358,356
LEE COUNTY SCHOOL DISTRICT	1,153	38,431
LESLIE COUNTY SCHOOL DISTRICT	862	28,730
LETCHER COUNTY BOARD OF EDUCATION	805	26,840
LEWIS COUNTY BOARD OF EDUCATION	959	38,370
LEWIS COUNTY SCHOOL DISTRICT	297	11,878
LINCOLN COUNTY BOARD OF EDUCATION	1,367	45,563
LOGAN COUNTY SCHOOL DISTRICT	34	1,145
LYNCHBURG, CITY OF	374	A
MADISON COUNTY SCHOOL DISTRICT	18,744	624,791
MAINE REVENUE SERVICES	274,405	5,488,100
MARION COUNTY BOARD OF EDUCATION	1,130	37,671
MATTHEWS, CAROLE, TREASURER	19,719	0
MCLEAN COUNTY SCHOOL DISTRICT	923	30,760
MENIFEE COUNTY SCHOOL DISTRICT	262	8,747
MERCER COUNTY SCHOOL DISTRICT	1,741	58,026
MINNESOTA DEPARTMENT OF REVENUE	10	182
MISSISSIPPI STATE TAX COMMISSION	42,314	604,478
MISSISSIPPI STATE TAX COMMISSION	1,700	24,291
MORGAN COUNTY SCHOOL DISTRICT	1,222	40,741
NC DEPARTMENT OF REVENUE	13,951	193,772
NC UTILITIES COMMISSION	25	0
NECA PAUSF	1,580	0
NECA TX USF	12	0
NECA VUSF	230	18,094
NELSON COUNTY BOARD OF EDUCATION	1,062	35,395
NEUSTAR; FIRST UNION BANK	32	0
NICHOLAS COUNTY SCHOOL DISTRICT	664	22,143
NJ DIVISION OF TAXATION	787	13,125
NYS ESTIMATED CORPORATION TAX	4,117	1,830,920
NYS ESTIMATED CORPORATION TAX	39,694	1,587,770
NYS ESTIMATED CORPORATION TAX	1,038	41,564
NYS SALES TAX PROCESSING	81,568	1,010,496
OHIO COUNTY SCHOOL DISTRICT	25	834
OKLAHOMA TAX COMMISSION	942	16,792
ORLEANS COUNTY TREASURER	4	A
OWENSBORO BOARD OF EDUCATION	11,676	389,216
OWSLEY COUNTY BOARD OF EDUCATION	390	12,995
PA DEPARTMENT OF REVENUE	191,876	3,483,503
PA DEPARTMENT OF REVENUE	12	199
PA DEPT. OF REVENUE	4,792	95,801
PAGE COUNTY	15	A
PARIS INDEPENDENT SCHOOL DISTRICT	2,996	99,863
PERRY COUNTY SCHOOL DISTRICT	246	8,210
PITTSYLVANIA COUNTY	81	A
POWELL COUNTY SCHOOL DISTRICT	1,919	63,962
POWHATTAN COUNTY TREASURER	36	A
PSU	225	0
PUBLIC SERVICE TAXATION DIVISION	1,564	0
PULASKI COUNTY TREASURER	1	A
RHODE ISLAND DIVISION OF TAXATION	9	128
ROANOKE COUNTY	3	A
ROCKCASTLE COUNTY SCHOOL DISTRICT	857	28,563
RUSSELL INDEPENDENT SCHOOL DISTRICT	6,101	203,359
SCHOHARIE COUNTY TREASURER	3	A
SCOTT COUNTY SCHOOL DISTRICT	7,117	237,241
SOUTH CAROLINA DEPT. OF REVENUE	49,333	958,861
SPOTSYLVANIA COUNTY	48	A
STATE OF CONNECTICUT	262,259	4,370,990
STATE OF CONNECTICUT (GROSS RECEIPTS)	224,988	4,499,768
STATE OF MICHIGAN	139	2,317
STATE OF NEW HAMPSHIRE	2,090	29,857
STATE OF NEW HAMPSHIRE	70,004	1,000,081
STATE TAX DEPARTMENT	248,465	4,141,070
STAUNTON COUNTY	52	A
TN DEPARTMENT OF REVENUE	62,011	647,037
TOWN OF BLACKSBURG	17,063	170,633
TOWN OF MT CRESTED BUTTE	1,192	26,485
TOWN OF SOUTH BOSTON	4,831	48,313
TREASURER OF STATE OF OHIO	50	0
TREASURER STATE OF OHIO	145,170	1,874,655
UNION COUNTY SCHOOL DISTRICT	2,991	99,702
USAC	60,768	0
VERMONT DEPARTMENT OF TAXES	281,338	4,688,971
VERMONT DEPARTMENT OF TAXES	1,092	18,204
VIRGINIA DEPARTMENT OF TAXATION	9,656	214,630
WARREN COUNTY TREASURER	12	A
WASHINGTON COUNTY BOARD OF EDUCATION	256	8,525
WASHINGTON DEPT. OF REVENUE	1,594	20,934
WEBSTER COUNTY BOARD OF EDUCATION	794	26,463
WINCHESTER CITY TREASURER	982	A
WISCONSIN DEPARTMENT OF REVENUE	6	187
WOLFE COUNTY SCHOOL DISTRICT	280	9,347
WOODFORD COUNTY BOARD OF EDUCATION	4,768	158,941
WYOMING COUNTY TREASURER	9	A
WYOMING DEPARTMENT OF REVENUE	5	126
WYUSF	1	143

Total	$6,576,396	$91,111,833

Note (A): The 911 surcharge is based upon the number of phone lines and not as a function of gross taxable sales.

31-38

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule IV
Pages 1 to 6

Court Reporting schedules for Real Estate and Personal Property Taxes Paid for the Month Ended October 31, 2003

Payee	Amount Paid	Check Date
200 MINUTEMAN LIMITE	$5,683	10/28/03
ADELPHIA COMM PAYROLL ACCOUNT	15,721	10/03/03
ALLEGANY-LIMESTONE SCH	5,274	10/02/03
ANDOVER TOWN COLLECTOR	910	10/03/03
ATHENS COUNTY TREASURER	46,086	10/13/03
AUGLAIZE COUNTY	17,669	10/13/03
AURORA TOWN HALL	7,654	10/01/03
BELFAST CITY	18,567	10/31/03
BLACKBURN CENTER, LLC	433	10/24/03
BLOUNT COUNTY TRUSTE	3,271	10/30/03
BOOTHBAY HARBOR	2,363	10/02/03
BRAINTREE TOWN VT	1,997	10/02/03
BRIDGTON TOWN	17,293	10/28/03
BROOKFIELD TOWN	425	10/13/03
BURLINGTON CITY	14,811	10/28/03
CAL & JOANNE FAMILY LTD PRTNRSP	200	10/23/03
CAMDEN TOWN	6,319	10/28/03
CANYON SPRINGS INVES	310	10/23/03
CASTLE HILL TOWN	127	10/03/03
CASTLE HILL TOWN	3,550	10/06/03
CHAUTAUQUA COUNTY	615	10/02/03
CHAUTAUQUA COUNTY	674	10/24/03
CITICORP VENDOR FINANCE INC	104	10/23/03
CITY OF CHARLOTTESVILLE	91	10/24/03
CITY OF GLOUCESTER	9,381	10/13/03
CITY OF MONTPELIER	4,047	10/28/03
CITY OF NORTH ADAMS	3,773	10/13/03
CITY OF NORTH ADAMS	3,543	10/15/03
CITY OF NORWICH COLLECTOR	1,539	10/06/03
CITY OF RUTLAND	15,015	10/28/03
CITY OF SOUTH BURLINGTON	24,003	10/28/03
CITY TREASURER	168	10/24/03
CITY TREASURER	204	10/29/03
CLARENCE SCHOOL TAX COLLECTOR	17,182	10/06/03
COLUMBUS COUNTY	85	10/13/03
CORPORATION OF KEEDYSVILLE	343	10/30/03
COSHOCTON COUNTY TREASURER	84,393	10/02/03
COUNTY OF ALBEMARLE	272	10/23/03
COUNTY OF DARLINGTON	620	10/06/03
COUNTY OF DINWIDDIE	971	10/13/03
COUNTY OF WAYNE	48	10/06/03
COUNTY OF WISE	1	10/01/03
COUNTY OF WISE	18,405	10/02/03
COUNTY OF WISE	631	10/30/03
COWLITZ COUNTY	36,779	10/03/03
DARLINGTON COUNTY	406	10/28/03
DARLINGTON COUNTY	254	10/31/03
DILLON COUNTY TREASURER	511	10/10/03
DIXMONT TOWN	343	10/03/03
DORIS LAWTON	783	10/14/03
DORIS LAWTON	145	10/30/03
EAST MIDDLEBURY FIRE DIST. NO 1	90	10/03/03
EASTLAKE COMMERCIAL	69	10/24/03
EDEN CENTRAL SCHOOL DISTRICT	3,006	10/02/03
ELMA TOWN HALL	8,826	10/02/03
FAIR HAVEN TOWN TREASURER	3,716	10/29/03
FAIRFIELD COUNTY TREASURER	14,869	10/31/03
FAIRFIELD TOWN	20,478	10/06/03
FAUQUIER COUNTY TREASURER	657	10/06/03
FNF CAPITAL	432	10/03/03
FRANKLIN TOWN	3,362	10/03/03
FRENCHBURG CITY TAX COLLECTOR	147	10/30/03
GALLIA COUNTY TREASURER	6,403	10/24/03
GARRETT COUNTY COMMISSIONERS	74	10/16/2003
GE CAPITAL	514	10/21/03
GE CAPITAL FLEET SERVICES	3,761	10/14/03
GEORGIA TOWN	3,722	10/01/03
GLENBURN TOWN	14,929	10/13/03
GLENN FALLS CITY TREASURER	46,994	10/02/03
GREENE COUNTY TRUSTEE	468	10/14/03
HAMBURG TOWN COLLECTOR	16,749	10/01/03
HAMBURG VILLAGE	2,240	10/20/03
HANCOCK TOWN	3,108	10/13/03
HARRISON COUNTY	459	10/28/03
HOLLAND CENTRAL SCHOOL DISTRICT	5,215	10/01/03
IOS CAPITAL	503	10/29/03
IROQUOIS CENTRAL SCHOOL DIST	1,041	10/01/03
JAMES BRADY	1,129	10/13/03
JEAN MONCREIFF	16,049	10/01/03
JEAN MONCREIFF	3,400	10/02/03
KENDUSKEAG TOWN	4,262	10/02/03
KEVIN KIRKMAN	366	10/22/03
KEYSTONE CENTRAL SCHOOL	37	10/06/03
KIR TEMECULA L.P.	105	10/24/03
LA COUNTY TAX COLLECTOR	49,012	10/23/03
LACKAWANNA CITY TREASURER	11,859	10/02/03
LAKE SHORE CENTRAL SCHOOL	8,601	10/01/03
LAMOINE TOWN	1,404	10/06/03
LANCASTER CENTRAL SCHOOL DISTRI	42,481	10/02/03
LARRY SCHREDER	960	10/14/03
LAUREL OF DUBOIS	359	10/06/03
LEEDS TOWN TAX COLLECTOR	1,097	10/13/03
LEICESTER TOWN	996	10/13/03
LEXINGTON CITY TREASURER	332	10/02/03
LICKING COUNTY TREASURER	251,758	10/02/03
LIMERICK TOWN COLLECTOR	12,485	10/03/03
LITCHFIELD TOWN TAX COLLECTOR	3,056	10/06/03
LOS ANGELES COUNTY	9,582	10/29/03
LOUDOUN COUNTY	1,586	10/02/03
MANCHESTER TOWN	9,634	10/02/03
MCKEAN COUNTY/ELDRED BOROUGH	564	10/06/03
MCKINLEY YICK	36	10/22/03
MCLEAN COUNTY SHERIFF TREASURER	3,563	10/02/03
MECHANIC FALLS TOWN	22,499	10/01/03
MICHAEL L WHITE	1,185	10/03/03
MILO TOWN	13,442	10/03/03
MORGAN COUNTY	18,093	10/13/03
MOUNT AIRY TOWN	2,763	10/28/03
MUSKINGUM COUNTY TREASURER	11,025	10/13/03
NAPLES TOWN	9,849	10/02/03
NEW YORK MILLS UFS DISTRICT	1,165	10/24/03
NEWPORT TOWN	274	10/06/03
NORTH COLLINS CENTRAL	6,871	10/02/03
NORWICH CITY	8,846	10/06/03
OCONEE COUNTY	2,473	10/28/03
ONEIDA COUNTY COMMISSIONERS	2,671	10/24/03
ORANGE COUNTY	540	10/13/03
ORCHARD PARK TAX COLLECTOR	19,365	10/01/03
ORLEANS VILLAGE TREASURER	1,683	10/03/03
OXNARD ST. PROPERTIES, LTD	20,635	10/25/03
PACIFIC CORPORATE STRUCTURES	1,637	10/23/03
PALMER JOHN F	4,712	10/13/03
PARTNERSHIP PROPERTIES L.L.C	570	10/24/03
PASQUOTANK COUNTY TAX COLLECTOR	27	10/02/03
PHILLIPS TOWN	8,722	10/13/03
PICKAWAY COUNTY TREASURER	21,013	10/02/03
PIKE COUNTY COURTHOUSE	40,418	10/13/03
PIONEER CENTRAL SCHOOL	1,654	10/01/03
PITNEY BOWES CREDIT CORPORATION	87	10/22/03
PITNEY BOWES PURCHASE POWER	76	10/07/03
PITTSFIELD TOWN	11,854	10/03/03
PLYMOUTH TOWN	17,390	10/13/03
READFIELD TOWN TAX COLLECTOR	12,232	10/06/03
RECEIVER OF TAXES & ASSESSMENTS	1,531	10/01/03
RICHLAND TOWNSHIP TAX COLLECTOR	6	10/13/03
RICHMOND TOWN	5,522	10/28/03
ROCKLAND CITY	21,268	10/02/03
SACRAMENTO CITY TAX COLLECTOR	430	10/02/03
SAN BERNARDINO COUNTY TREASURER	1,077	10/24/03
SAN BERNARDINO COUNTY TREASURER	7,368	10/30/03
SANDUSKY COUNTY	4,948	10/01/03
SCIOTO COUNTY	4,339	10/13/03
SEBAGO TOWN TAX COLLECTOR	8,320	10/30/03
SHELBY COUNTY TREASURER	12,346	10/13/03
SHELBY COUNTY TREASURER	4,308	10/24/03
SHELBY COUNTY TREASURER	1,080	10/31/03
ST ALBANS TOWN	3,782	10/28/03
STANDISH TOWN TAX COLLECTOR	20,379	10/28/03
STOCKHOLM TOWN	3,503	10/02/03
STOCKTON SPRINGS TOWN	4,954	10/13/03
SUPER TOWERS	749	10/24/03
SURRY TOWN	307	10/28/03
SUTHERLAND CORPORATION	533	10/09/03
SWANTON VILLAGE	742	10/01/03
SWITZERLAND CO TREA	574	10/28/03
TAX COLLECTOR-PALM BEACH COUNTY	1,125	10/20/03
TOWN OF ABINGTON TREASURER	4,347	10/15/03
TOWN OF AMESBURY	15,217	10/16/03
TOWN OF AMHERST	37,503	10/02/03
TOWN OF BLUE HILL	2,324	10/03/03
TOWN OF BLUE HILL	562	10/06/03
TOWN OF BOSTON	2,396	10/02/03
TOWN OF BOURNE	5,368	10/16/03
TOWN OF BRATTLEBORO	6,799	10/13/03
TOWN OF BRIDGEWATER	7,563	10/13/03
TOWN OF BRISTOL	6,097	10/13/03
TOWN OF BUXTON	13,583	10/13/03
TOWN OF CANTON	3,750	10/28/03
TOWN OF CHELSEA	1,935	10/13/03
TOWN OF DANBY	2,443	10/28/03
TOWN OF DAYTON	4,563	10/02/03
TOWN OF DENMARK	578	10/06/03
TOWN OF EAGLE LAKE	3,997	10/03/03
TOWN OF EASTON	4,798	10/03/03
TOWN OF GRAFTON	464	10/28/03
TOWN OF GRAND ISLAND	14,895	10/01/03
TOWN OF GREAT BARRINGTON	6,326	10/30/03
TOWN OF HANCOCK	2,450	10/16/2003
TOWN OF HARDWICK TAX COLLECTOR	1,116	10/28/03
TOWN OF HARRISON	10,146	10/30/03
TOWN OF HARTLAND TAX COLLECTOR	1,405	10/06/03
TOWN OF KENNEBUNK	8,570	10/02/03
TOWN OF KENNEBUNK	6,759	10/06/03
TOWN OF KILLINGTON	7,216	10/13/03
TOWN OF LIVERMORE	11,230	10/02/03
TOWN OF MAPLETON	992	10/06/03
TOWN OF MARSHFIELD	8,294	10/13/03
TOWN OF MARSHFIELD	1,653	10/15/03
TOWN OF MERRIMAC	1,485	10/13/03
TOWN OF MEXICO	4,366	10/06/03
TOWN OF MORETOWN	1,452	10/13/03
TOWN OF NEWCASTLE	7,808	10/31/03
TOWN OF OAK BLUFFS	785	10/13/03
TOWN OF PEMBROKE TAX COLLECTOR	5,610	10/13/03
TOWN OF POWNAL	12,993	10/28/03
TOWN OF PRINCETON	2,050	10/06/03
TOWN OF RANDOLPH	9,733	10/06/03
TOWN OF READING	228	10/13/03
TOWN OF ROME, TAX COLLECTOR	5,541	10/03/03
TOWN OF SANDWICH	11,181	10/13/03
TOWN OF SHAFTSBURY	7,242	10/28/03
TOWN OF STRONG	1,502	10/03/03
TOWN OF TISBURY	2,644	10/13/03
TOWN OF TONAWANDA	5,115	10/02/03
TOWN OF TROY	3,107	10/13/03
TOWN OF WALLINGFORD	4,523	10/06/03
TOWN OF WARREN	9,763	10/28/03
TOWN OF WELD	2,935	10/13/03
TOWN OF WEST SENECA	60,711	10/02/03
TOWN OF WILLIAMSTOWN	8,243	10/13/03
TOWN OF WOODFORD	612	10/13/03
TOWN OF WOODSTOCK	4,396	10/13/03
TOWN OF WORCESTER	953	10/28/03
TURNER TOWN TAX COLLECTOR	2,064	10/13/03
UINTA COUNTY TREASURER	9,262	10/28/03
UNION TOWN	4,138	10/28/03
UNITY TOWN TREASURER	2,719	10/06/03
VENTURA COUNTY TAX COLLECTOR	9,904	10/02/03
VERGENNES CITY TREASURER'S	1,029	10/28/03
VILLAGE OF BARTON	1,009	10/03/03
VILLAGE OF NORTH BENNINGTON	12,850	10/28/03
VILLAGE OF OLD BENNINGTON	283	10/28/03
VILLAGE OF WESTFIELD	--	10/06/03
VINALHAVEN TOWN	2,412	10/13/03
VINTON COUNTY TREASURER	8,418	10/13/03
VIRGINIA LUFKIN	460	10/15/03
WARREN COUNTY	32,882	10/06/03
WARRICK COUNTY TREASURER	25,044	10/28/03
WATERVILLE CITY	5,565	10/02/03
WESTFIELD CENTRAL SCHOOL	2,289	10/13/03
WESTPORT TOWN	1,994	10/06/03
WINSLOW TOWN TREASURER	37,129	10/02/03
WINSLOW TOWN TREASURER	24,969	10/06/03
WOLCOTT TOWN	446	10/28/03
WOOD COUNTY TREASURER	68,964	10/13/03
YUMA COUNTY	146,708	10/13/03

Total	$2,272,363

39-44

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule V
Pages 1 to 7

Court Reporting schedules for Sales and Other Taxes Paid
for the Month Ended October 31, 2003

Taxing Jurisdiction	Tax Type	Amount Paid	Date Paid
ALBEMARLE COUNTY	911 Surcharge	$4,386	10/25/03
AMHERST COUNTY	911 Surcharge	8	10/25/03
BOARD OF EQUALIZATION	911 Surcharge	271	10/30/03
CAMPBELL COUNTY	911 Surcharge	141	10/25/03
CATTARAUGUS COUNTY	911 Surcharge	26	10/25/03
CHESTERFIELD COUNTY	911 Surcharge	214	10/20/03
CITY OF BEDFORD	911 Surcharge	8	10/25/03
CITY OF CHARLOTTESVILLE	911 Surcharge	2,228	10/25/03
CITY OF DANVILLE	911 Surcharge	4,094	10/25/03
CITY OF HARRISONBURG TREASURER	911 Surcharge	23	10/25/03
CITY OF LYNCHBURG	911 Surcharge	421	10/25/03
CITY OF RICHMOND	911 Surcharge	1,714	10/25/03
CITY OF STAUNTON	911 Surcharge	52	10/25/03
CITY OF WINCHESTER	911 Surcharge	889	10/25/03
COUNTY OF AUGUSTA	911 Surcharge	10	10/25/03
COUNTY OF FREDERICK	911 Surcharge	193	10/25/03
COUNTY OF GENESEE	911 Surcharge	11	10/25/03
COUNTY OF HALIFAX	911 Surcharge	7	10/25/03
DIRECTOR OF FINANCE	911 Surcharge	30	10/25/03
ERIE COUNTY COMPTROLLER	911 Surcharge	5,951	10/25/03
FAUQUIER COUNTY TREASURER	911 Surcharge	24	10/25/03
GREENE COUNTY	911 Surcharge	14	10/25/03
HENRICO COUNTY	911 Surcharge	1,659	10/25/03
PAGE COUNTY	911 Surcharge	15	10/25/03
PITTSYLVANIA COUNTY	911 Surcharge	81	10/25/03
POWHATAN COUNTY TREASURER	911 Surcharge	36	10/25/03
SPOTSYLVANIA COUNTY	911 Surcharge	48	10/25/03
TREASURER OF HANOVER COUNTY	911 Surcharge	399	10/25/03
WARREN COUNTY TREASURER	911 Surcharge	12	10/25/03
WYOMING COUNTY NY	911 Surcharge	9	10/25/03
INTERNAL REVENUE SERVICE	Federal Excise Tax	20,636	10/10/03
INTERNAL REVENUE SERVICE	Federal Excise Tax	32,624	10/24/03
ALABAMA DEPARTMENT OF REVENUE	Gross Receipts Tax	327	10/10/03
ARIZONA DEPARTMENT OF REVENUE	Gross Receipts Tax	18	10/17/03
BOYD COUNTY SCHOOL D	Gross Receipts Tax	23	10/10/03
CALIFORNIA HIGH COST FUND - A	Gross Receipts Tax	76	10/09/03
CALIFORNIA HIGH COST FUND-B	Gross Receipts Tax	977	10/09/03
CITY OF ARCADIA	Gross Receipts Tax	16	10/17/03
CITY OF BEAUMONT	Gross Receipts Tax	7	10/17/03
CITY OF BRAWLEY	Gross Receipts Tax	10	10/17/03
CITY OF CLOVERDALE	Gross Receipts Tax	6	10/17/03
CITY OF COVINA	Gross Receipts Tax	9	10/17/03
CITY OF CULVER CITY	Gross Receipts Tax	5	10/17/03
CITY OF DESERT HOT SPRINGS	Gross Receipts Tax	8	10/17/03
CITY OF DOWNEY	Gross Receipts Tax	5	10/17/03
CITY OF FONTANA	Gross Receipts Tax	16	10/17/03
CITY OF HAWTHORNE	Gross Receipts Tax	6	10/17/03
CITY OF HERMOSA BEACH	Gross Receipts Tax	13	10/17/03
CITY OF HOLTVILLE	Gross Receipts Tax	5	10/17/03
CITY OF KALAMA	Gross Receipts Tax	23	10/10/03
CITY OF KELSO	Gross Receipts Tax	70	10/09/03
CITY OF LA HABRA	Gross Receipts Tax	36	10/17/03
CITY OF LA VERNE	Gross Receipts Tax	20	10/17/03
CITY OF LONG BEACH	Gross Receipts Tax	10	10/17/03
CITY OF LONGVIEW	Gross Receipts Tax	269	10/10/03
CITY OF LOS ANGELES	Gross Receipts Tax	1,139	10/17/03
CITY OF MORENO VALLEY	Gross Receipts Tax	69	10/17/03
CITY OF PASADENA	Gross Receipts Tax	11	10/17/03
CITY OF PLACENTIA	Gross Receipts Tax	7	10/17/03
CITY OF PULLMAN	Gross Receipts Tax	21	10/10/03
CITY OF REDONDO BEACH	Gross Receipts Tax	63	10/17/03
CITY OF RIVERSIDE	Gross Receipts Tax	10	10/17/03
CITY OF SALINAS	Gross Receipts Tax	5	10/17/03
CITY OF SAN BERNARDINO	Gross Receipts Tax	23	10/17/03
CITY OF SANTA ANA	Gross Receipts Tax	23	10/17/03
CITY OF SANTA MONICA	Gross Receipts Tax	172	10/17/03
CITY OF SEAL BEACH	Gross Receipts Tax	15	10/17/03
CITY OF SEQUIM	Gross Receipts Tax	7	10/10/03
CITY OF SIERRA MADRE	Gross Receipts Tax	5	10/17/03
CITY OF SOUTH PASADENA	Gross Receipts Tax	5	10/17/03
CITY OF TACOMA	Gross Receipts Tax	5	10/10/03
CITY OF VANCOUVER	Gross Receipts Tax	8	10/10/03
CITY OF VENTURA	Gross Receipts Tax	35	10/17/03
CITY OF WESTPORT	Gross Receipts Tax	6	10/10/03
CITY OF WHITTIER	Gross Receipts Tax	13	10/17/03
COLORADO DEPARTMENT OF REVENUE	Gross Receipts Tax	106	10/09/03
COMPTROLLER, CITY OF BUFFALO	Gross Receipts Tax	25,129	10/24/03
CONNECTICUT DEPT OF REVENUE	Gross Receipts Tax	76,745	10/30/03
DAVIESS CO BOARD OF EDUCATION	Gross Receipts Tax	24	10/10/03
DEAF TRUST	Gross Receipts Tax	17	10/09/03
FLORIDA DEPT OF REVENUE	Gross Receipts Tax	4,437	10/20/03
GEORGIA DEPARTMENT OF REVENUE	Gross Receipts Tax	65	10/13/03
IDAHO UNIVERSAL SERVICE FUND	Gross Receipts Tax	28	10/17/03
ILLINOIS DEPARTMENT OF REVENUE	Gross Receipts Tax	3	10/09/03
KANSAS DEPT OF REVENUE	Gross Receipts Tax	17	10/22/03
MADISON COUNTY SCHOOL DISTRICT	Gross Receipts Tax	57	10/10/03
MINNESOTA REVENUE	Gross Receipts Tax	1	10/20/03
MONTANA DEPT OF REVENUE	Gross Receipts Tax	27	10/17/03
NECA KUSF	Gross Receipts Tax	27	10/08/03
NECA MTEAF	Gross Receipts Tax	33	10/09/03
NECA PAUSF	Gross Receipts Tax	1,580	10/01/03
NECA TX USF	Gross Receipts Tax	12	10/17/03
NECA VUSF	Gross Receipts Tax	238	10/09/03
PA DEPARTMENT OF REVENUE	Gross Receipts Tax	199	10/20/03
PUBLIC SERVICE COMMISSION	Gross Receipts Tax	235	10/21/03
STATE OF CONNECTICUT	Gross Receipts Tax	653,699	10/31/03
STATE OF NEW HAMPSHIRE	Gross Receipts Tax	2,319	10/09/03
TENNESSEE DEPT OF REVENUE	Gross Receipts Tax	93	10/14/03
UNIVERSAL LIFETIME TELEPHONE SE	Gross Receipts Tax	434	10/09/03
UNIVERSAL SERVICE ADMINSTRATIVE	Gross Receipts Tax	60,768	10/01/03
UNIVERSAL SERVICE ADMINSTRATIVE	Gross Receipts Tax	55,821	10/07/03
UNIVERSAL SERVICE ADMINSTRATIVE	Gross Receipts Tax	53,379	10/30/03
WASHINGTON DEPT OF REVENUE	Gross Receipts Tax	63	10/17/03
WYOMING UNIVERSAL SERVICE FUND	Gross Receipts Tax	1	10/25/03
ARIZONA DEPARTMENT OF REVENUE	Sales Tax	37	10/17/03
BOARD OF EQUALIZATION	Sales Tax	64	10/30/03
BUREAU OF TAXATION	Sales Tax	344	10/09/03
CITY OF COLORADO SPRINGS	Sales Tax	198	10/08/03
CITY OF LA HABRA	Sales Tax	25,124	10/06/03
COLORADO DEPARTMENT OF REVENUE	Sales Tax	232	10/09/03
COLORADO DEPARTMENT OF REVENUE	Sales Tax	3,022	10/20/03
COMMONWEALTH OF MASS	Sales Tax	7,861	10/10/03
COMPTROLLER OF MD	Sales Tax	12,835	10/20/03
CONNECTICUT DEPT OF REVENUE	Sales Tax	92,020	10/30/03
DEPARTMENT OF TAX & REVENUE	Sales Tax	13,795	10/09/03
DEPT OF REVENUE	Sales Tax	13	10/20/03
FLORIDA DEPT OF REVENUE	Sales Tax	158,022	10/20/03
GEORGIA DEPARTMENT OF REVENUE	Sales Tax	3,647	10/06/03
GEORGIA DEPARTMENT OF REVENUE	Sales Tax	9,931	10/09/03
GEORGIA DEPARTMENT OF REVENUE	Sales Tax	377	10/13/03
IDAHO STATE TAX COMMISSION	Sales Tax	3,508	10/09/03
INDIANA DEPT OF REVENUE	Sales Tax	1,220	10/06/03
INDIANA DEPT OF REVENUE	Sales Tax	168	10/13/03
INDIANA DEPT OF REVENUE	Sales Tax	16,928	10/20/03
INDIANA DEPT OF REVENUE	Sales Tax	11,142	10/21/03
KANSAS DEPT OF REVENUE	Sales Tax	61	10/22/03
KANSAS DEPT OF REVENUE	Sales Tax	16,607	10/27/03
KENTUCKY REVENUE CABINET	Sales Tax	1,978	10/20/03
KENTUCKY STATE TREASURER	Sales Tax	6	10/08/03
MAINE REVENUE SERVICE	Sales Tax	17,304	10/15/03
MAINE REVENUE SERVICES	Sales Tax	18	10/15/03
MAINE REVENUE SERVICES	Sales Tax	254,058	10/16/03
MINNESOTA REVENUE	Sales Tax	22	10/20/03
MISSISSIPPI STATE TAX COMMISSIO	Sales Tax	44,570	10/08/03
MISSISSIPPI STATE TAX COMMISSIO	Sales Tax	69	10/13/03
NEW JERSEY SALES TAX	Sales Tax	6	10/08/03
NEW JERSEY SALES TAX	Sales Tax	877	10/13/03
NEW YORK STATE SALES TAX	Sales Tax	60,447	10/23/03
NORTH CAROLINA DEPT OF REVENUE	Sales Tax	13,737	10/08/03
NORTH CAROLINA DEPT OF REVENUE	Sales Tax	657	10/13/03
NORTHERN SAFETY CO INC	Sales Tax	(2)	10/06/03
NYS SALES TAX PROCESSING	Sales Tax	3,484	10/13/03
NYS SALES TAX PROCESSING	Sales Tax	11,128	10/14/03
OKLAHOMA TAX COMMISSION	Sales Tax	951	10/08/03
PA DEPARTMENT OF REVENUE	Sales Tax	37	10/16/03
PA DEPARTMENT OF REVENUE	Sales Tax	110,147	10/20/03
PA DEPARTMENT OF REVENUE	Sales Tax	63,214	10/21/03
PA DEPT. OF REVENUE	Sales Tax	3,474	10/13/03
PA DEPT. OF REVENUE	Sales Tax	11,363	10/14/03
SOUTH CAROLINA DEPARTMENT OF	Sales Tax	49,887	10/20/03
STATE OF CONNECTICUT	Sales Tax	268	10/24/03
STATE OF CONNECTICUT	Sales Tax	266,000	10/31/03
STATE OF MICHIGAN	Sales Tax	155	10/09/03
STATE OF OHIO, TREASURER	Sales Tax	10,881	10/23/03
STATE OF RHODE ISLAND	Sales Tax	45	10/10/03
STATE TAX DEPARTMENT	Sales Tax	252,982	10/03/03
TENNESSEE DEPT OF REVENUE	Sales Tax	701	10/14/03
TENNESSEE DEPT OF REVENUE	Sales Tax	61,137	10/20/03
TREASURER OF STATE OF OHIO	Sales Tax	96,358	10/23/03
TREASURER STATE OF OHIO	Sales Tax	34,630	10/20/03
TREASURER STATE OF OHIO	Sales Tax	28,518	10/23/03
VA DEPARTMENT OF TAXATION	Sales Tax	4,499	10/10/03
VA DEPARTMENT OF TAXATION	Sales Tax	2,952	10/13/03
VERMONT DEPT OF TAXES	Sales Tax	260,991	10/22/03
VIRGINIA DEPARTMENT OF TAXATION	Sales Tax	2,720	10/10/03
VIRGINIA DEPARTMENT OF TAXATION	Sales Tax	3,045	10/13/03
VIRGINIA DEPARTMENT OF TAXATION	Sales Tax	687	10/14/03
WASHINGTON DEPT OF REVENUE	Sales Tax	1,841	10/17/03
FLORIDA C.S.T. FUND	Telecommunications Tax	177,073	10/20/03
FLORIDA DEPT OF REVENUE	Telecommunications Tax	2,921,710	10/20/03
NYS SALES TAX PROCESSING	Telecommunications Tax	99	10/14/03
VERMONT DEPT OF TAXES	Telecommunications Tax	979	10/22/03
ALBEMARLE COUNTY	Utility Tax	519	10/20/03
ASHLAND INDEPENDENT BOARD OF	Utility Tax	10,578	10/08/03
BATH COUNTY SCHOOL D	Utility Tax	1,279	10/08/03
BEDFORD COUNTY	Utility Tax	10	10/20/03
BEREA INDEPENDENT SCHOOL DIST	Utility Tax	1,944	10/08/03
BOURBON COUNTY SCHOOL	Utility Tax	622	10/08/03
BOYD COUNTY SCHOOL D	Utility Tax	3,384	10/08/03
BOYLE COUNTY SCHOOL DISTRICT	Utility Tax	1,580	10/08/03
BREATHITT COUNTY SCH	Utility Tax	988	10/08/03
BRECKINRIDGE COUNTY BOARD OF	Utility Tax	871	10/08/03
BURGIN EDUCATION BO	Utility Tax	328	10/08/03
BUTLER COUNTY SCHOOL DISTRICT	Utility Tax	56	10/08/03
CARTER COUNTY SCHOOL	Utility Tax	1,679	10/08/03
CHESTERFIELD COUNTY	Utility Tax	16	10/20/03
CITY OF BALDWIN PARK	Utility Tax	4,629	10/06/03
CITY OF BEAUMONT	Utility Tax	2,112	10/06/03
CITY OF BRAWLEY	Utility Tax	7,581	10/06/03
CITY OF CHARLOTTSVILLE	Utility Tax	53,108	10/14/03
CITY OF CHARLOTTSVILLE	Utility Tax	3,087	10/21/03
CITY OF FONTANA	Utility Tax	38,512	10/06/03
CITY OF HARRISONBURG TREASURER	Utility Tax	101	10/17/03
CITY OF HERMOSA BEACH	Utility Tax	17,924	10/06/03
CITY OF HOLTVILLE	Utility Tax	1,933	10/06/03
CITY OF KELSO	Utility Tax	20,131	10/17/03
CITY OF LONGVIEW	Utility Tax	67,445	10/17/03
CITY OF MORENO VALLEY	Utility Tax	58,545	10/06/03
CITY OF PICO RIVERA	Utility Tax	12,913	10/06/03
CITY OF PLACENTIA	Utility Tax	14,363	10/06/03
CITY OF PORT HUENEME	Utility Tax	9,027	10/06/03
CITY OF REDONDO BEACH CA	Utility Tax	40,766	10/06/03
CITY OF RIALTO	Utility Tax	48,626	10/06/03
CITY OF RICHMOND	Utility Tax	5,499	10/17/03
CITY OF RICHMOND	Utility Tax	3,474	10/21/03
CITY OF SAN BERNARDINO	Utility Tax	71,456	10/06/03
CITY OF SAN BUENAVENTURA	Utility Tax	32,877	10/06/03
CITY OF SANTA MONICA	Utility Tax	133,699	10/06/03
CITY OF WAYNESBORO	Utility Tax	26,279	10/13/03
CITY OF WINCHESTER	Utility Tax	15,424	10/13/03
CITY OF WINCHESTER	Utility Tax	618	10/17/03
CLOVERPORT BOARD OF EDUCATION	Utility Tax	307	10/08/03
COUNTY OF MONTGOMERY	Utility Tax	9,348	10/13/03
DANVILLE INDEPENDENT SCHOOL DIS	Utility Tax	4,731	10/08/03
DAVIESS CO BOARD OF EDUCATION	Utility Tax	16,896	10/08/03
ELLIOTT COUNTY SCHOO	Utility Tax	314	10/08/03
FRANKLIN COUNTY SCHOOL DISTRICT	Utility Tax	91	10/08/03
GARRARD COUNTY SCHOOL DISTRICT	Utility Tax	1,013	10/08/03
HANCOCK COUNTY BOARD OF	Utility Tax	882	10/08/03
HARLAN COUNTY SCHOOL	Utility Tax	225	10/08/03
HARRISON COUNTY SCHOOL DISTRICT	Utility Tax	2,877	10/08/03
HARRODSBURG BOARD OF EDUCATION	Utility Tax	2,690	10/08/03
HENDERSON CO BOARD OF EDUCATION	Utility Tax	2,159	10/08/03
HENRICO COUNTY	Utility Tax	3,678	10/21/03
JACKSON INDEPENDENT SCHOOLS	Utility Tax	512	10/08/03
JESSAMINE COUNTY BOARD OF EDUCA	Utility Tax	7,845	10/08/03
LAUREL COUNTY SCHOOL	Utility Tax	10,840	10/08/03
LEE COUNTY SCHOOL DI	Utility Tax	1,169	10/08/03
LESLIE COUNTY SCHOOL	Utility Tax	906	10/08/03
LETCHER COUNTY BOARD OF EDUCATI	Utility Tax	817	10/08/03
LEWIS COUNTY BOARD OF	Utility Tax	969	10/08/03
LEWIS COUNTY SCHOOL	Utility Tax	294	10/08/03
LINCOLN COUNTY BOARD OF EDUCATI	Utility Tax	1,360	10/08/03
LOGAN COUNTY SCHOOL DISTRICT	Utility Tax	34	10/08/03
MADISON COUNTY SCHOOL DISTRICT	Utility Tax	18,741	10/08/03
MARION COUNTY SCHOOL	Utility Tax	2,486	10/08/03
MATTHEWS, CAROLE, TREASURER	Utility Tax	19,863	10/16/03
MCLEAN COUNTY SCHOOL DISTRICT	Utility Tax	939	10/08/03
MENIFEE COUNTY SCHOO	Utility Tax	486	10/08/03
MERCER COUNTY SCHOOL DISTRICT	Utility Tax	1,755	10/08/03
MORGAN COUNTY SCHOOL	Utility Tax	1,281	10/08/03
NELSON COUNTY BOARD OF EDUCATIO	Utility Tax	1,077	10/08/03
NICHOLAS COUNTY SCHO	Utility Tax	652	10/08/03
OHIO COUNTY SCHOOL DISTRICT	Utility Tax	17	10/08/03
OWENSBORO BOARD OF EDUCATION	Utility Tax	11,731	10/08/03
OWSLEY COUNTY BOARD OF EDUCATIO	Utility Tax	398	10/08/03
PARIS INDEPENDENT SCHOOLS	Utility Tax	3,014	10/08/03
PERRY COUNTY SCHOOL	Utility Tax	274	10/08/03
POWELL COUNTY SCHOOL	Utility Tax	2,351	10/08/03
ROCKCASTLE COUNTY SCHOOL	Utility Tax	857	10/08/03
RUSSELL INDEPENDENT	Utility Tax	6,139	10/08/03
SCOTT COUNTY SCHOOL	Utility Tax	7,104	10/08/03
STATE OF NEW HAMPSHIRE	Utility Tax	23,191	10/06/03
STATE OF NEW HAMPSHIRE	Utility Tax	38,929	10/08/03
STATE OF NEW HAMPSHIRE	Utility Tax	6,020	10/09/03
TOWN OF BLACKSBURG	Utility Tax	14,667	10/13/03
TOWN OF MT CRESTED BUTTE	Utility Tax	1,255	10/07/03
TOWN OF SOUTH BOSTON	Utility Tax	4,692	10/13/03
TREASURER OF HANOVER COUNTY	Utility Tax	96	10/21/03
UNION COUNTY SCHOOL DISTRICT	Utility Tax	2,858	10/08/03
WASHINGTON COUNTY BOARD OF EDU	Utility Tax	148	10/08/03
WEBSTER COUNTY BOARD OF	Utility Tax	801	10/08/03
WOLFE COUNTY SCHOOL	Utility Tax	685	10/08/03
WOODFORD COUNTY BOARD OF ED	Utility Tax	4,814	10/08/03

Total		$7,129,508

45-51

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule VI
Pages 1 to 6

Court Reporting schedules for Cash Disbursements
for the Month Ended October 31, 2003

LEGAL ENTITY	Account Number	Case Number	Disbursements
ACC CABLE COMMUNICATIONS FL-VA, LLC	081-02-41904	02-41904	$3,365,840
ACC CABLE HOLDINGS VA, INC	081-02-41905	02-41905	--
ACC HOLDINGS II, LLC	081-02-41955	02-41955	--
ACC INVESTMENT HOLDINGS, INC	081-02-41957	02-41957	612
ACC OPERATIONS, INC	081-02-41956	02-41956	66,932
ACC TELECOMMUNICATIONS HOLDINGS LLC	081-02-41864	02-41864	--
ACC TELECOMMUNICATIONS LLC	081-02-41863	02-41863	1,370,424
ACC TELECOMMUNICATIONS OF VIRGINIA LLC	081-02-41862	02-41862	386,869
ACC-AMN HOLDINGS, LLC	081-02-41861	02-41861	--
ADELPHIA ACQUISITION SUBSIDIARY, INC	081-02-41860	02-41860	--
ADELPHIA ARIZONA, INC	081-02-41859	02-41859	--
ADELPHIA BLAIRSVILLE, LLC	081-02-41735	02-41735	--
ADELPHIA CABLE PARTNERS, LP	081-02-41902	02-41902	6,131,491
ADELPHIA CABLEVISION ASSOCIATES, LP	081-02-41913	02-41913	583,933
ADELPHIA CABLEVISION CORP	081-02-41752	02-41752	1,215,827
ADELPHIA CABLEVISION OF BOCA RATON, LLC	081-02-41751	02-41751	978,630
ADELPHIA CABLEVISION OF FONTANA, LLC	081-02-41755	02-41755	--
ADELPHIA CABLEVISION OF INLAND EMPIRE, LLC	081-02-41754	02-41754	6,964,865
ADELPHIA CABLEVISION OF NEW YORK, INC	081-02-41892	02-41892	3,201,545
ADELPHIA CABLEVISION OF NEWPORT BEACH, LLC	081-02-41947	02-41947	498,691
ADELPHIA CABLEVISION OF ORANGE COUNTY II, LLC	081-02-41781	02-41781	519,972
ADELPHIA CABLEVISION OF ORANGE COUNTY, LLC	081-02-41946	02-41946	472,335
ADELPHIA CABLEVISION OF SAN BERNANDINO, LLC	081-02-41753	02-41753	--
ADELPHIA CABLEVISION OF SANTA ANA, LLC	081-02-41831	02-41831	3,124,359
ADELPHIA CABLEVISION OF SEAL BEACH, LLC	081-02-41757	02-41757	184,367
ADELPHIA CABLEVISION OF SIMI VALLEY, LLC	081-02-41830	02-41830	1,023,742
ADELPHIA CABLEVISION OF THE KENNEBUNKS, LLC	081-02-41943	02-41943	394,564
ADELPHIA CABLEVISION OF WEST PALM BEACH III, LLC	081-02-41783	02-41783	177,439
ADELPHIA CABLEVISION OF WEST PALM BEACH IV, LLC	081-02-41766	02-41766	3,839,609
ADELPHIA CABLEVISION OF WEST PALM BEACH V, LLC	081-02-41764	02-41764	76,563
ADELPHIA CABLEVISION, LLC	081-02-41858	02-41858	71,946,145
ADELPHIA CALIFORNIA CABLEVISION, LLC	081-02-41942	02-41942	3,305,902
ADELPHIA CENTRAL PENNSYLVANIA, LLC	081-02-41950	02-41950	4,754,490
ADELPHIA CLEVELAND, LLC	081-02-41793	02-41793	12,093,302
ADELPHIA COMMUNICATIONS CORPORATION	081-02-41729	02-41729	32,176
ADELPHIA COMMUNICATIONS INTERNATIONAL, INC	081-02-41857	02-41857	250
ADELPHIA COMMUNICATIONS OF CALIFORNIA II, LLC	081-02-41748	02-41748	4,377,923
ADELPHIA COMMUNICATIONS OF CALIFORNIA III, LLC	081-02-41817	02-41817	1,411,548
ADELPHIA COMMUNICATIONS OF CALIFORNIA, LLC	081-02-41749	02-41749	138,517
ADELPHIA COMPANY OF WESTERN CONNECTICUT	081-02-41801	02-41801	4,574,929
ADELPHIA GENERAL HOLDINGS III, LLC	081-02-41854	02-41854	--
ADELPHIA GP HOLDINGS, LLC	081-02-41829	02-41829	--
ADELPHIA GS CABLE, LLC	081-02-41908	02-41908	2,439,780
ADELPHIA HARBOR CENTER HOLDINGS LLC	081-02-41853	02-41853	250
ADELPHIA HOLDINGS 2001, LLC	081-02-41926	02-41926	--
ADELPHIA INTERNATIONAL II, LLC	081-02-41856	02-41856	250
ADELPHIA INTERNATIONAL III, LLC	081-02-41855	02-41855	3,750
ADELPHIA MOBILE PHONES, INC	081-02-41852	02-41852	250
ADELPHIA OF THE MIDWEST, INC	081-02-41794	02-41794	250
ADELPHIA PINELLAS COUNTY, LLC	081-02-41944	02-41944	--
ADELPHIA PRESTIGE CABLEVISION, LLC	081-02-41795	02-41795	5,987,558
ADELPHIA TELECOMMUNICATIONS OF FLORIDA, INC	081-02-41939	02-41939	22,956
ADELPHIA TELECOMMUNICATIONS, INC	081-02-41851	02-41851	854,495
ADELPHIA WELLSVILLE, LLC	081-02-41850	02-41850	250
ADELPHIA WESTERN NEW YORK HOLDINGS, LLC	081-02-41849	02-41849	500
ARAHOVA COMMUNICATIONS, INC	081-02-41815	02-41815	20,031
ARAHOVA HOLDINGS, LLC	081-02-41893	02-41893	250
BADGER HOLDING CORP	081-02-41792	02-41792	1,245
BETTER TV INC. OF BENNINGTON	081-02-41914	02-41914	653,140
BLACKSBURG/SALEM CABLEVISION, INC	081-02-41759	02-41759	1,172,277
BRAZAS COMMUNICATIONS, INC	081-02-41804	02-41804	250
BUENAVISION TELECOMMUNICATIONS, INC	081-02-41938	02-41938	789,674
CABLE SENTRY CORPORATION	081-02-41894	02-41894	145
CALIFORNIA AD SALES, LLC	081-02-41945	02-41945	--
CCC-III, INC	081-02-41867	02-41867	--
CCC-INDIANA, INC	081-02-41937	02-41937	--
CCH INDIANA, LP	081-02-41935	02-41935	--
CDA CABLE, INC	081-02-41879	02-41879	183,885
CENTURY ADVERTISING, INC	081-02-41731	02-41731	250
CENTURY ALABAMA CORP	081-02-41889	02-41889	147,221
CENTURY ALABAMA HOLDING CORP	081-02-41891	02-41891	--
CENTURY AUSTRALIA COMMUNICATIONS CORP	081-02-41738	02-41738	250
CENTURY BERKSHIRE CABLE CORP	081-02-41762	02-41762	466,998
CENTURY CABLE HOLDING CORP	081-02-41814	02-41814	1,425
CENTURY CABLE HOLDINGS, LLC	081-02-41812	02-41812	9,457,366
CENTURY CABLE MANAGEMENT CORPORATION	081-02-41887	02-41887	399,685
CENTURY CABLE OF SOUTHERN CALIFORNIA	081-02-41745	02-41745	--
CENTURY CABLEVISION HOLDINGS, LLC	081-02-41936	02-41936	2,516,792
CENTURY CAROLINA CORP	081-02-41886	02-41886	1,722,160
CENTURY COLORADO SPRINGS CORP	081-02-41736	02-41736	188,222
CENTURY COLORADO SPRINGS PARTNERSHIP	081-02-41774	02-41774	5,392,861
CENTURY COMMUNICATIONS CORPORATION	081-02-12834	02-12834	2,200,660
CENTURY CULLMAN CORP	081-02-41888	02-41888	637,968
CENTURY ENTERPRISE CABLE CORP	081-02-41890	02-41890	383,968
CENTURY EXCHANGE, LLC	081-02-41744	02-41744	250
CENTURY FEDERAL, INC	081-02-41747	02-41747	--
CENTURY GRANITE CABLE TELEVISION CORP	081-02-41779	02-41779	--
CENTURY HUNTINGTON COMPANY	081-02-41885	02-41885	2,397,732
CENTURY INDIANA CORP	081-02-41768	02-41768	250
CENTURY INVESTMENT HOLDING CORP	081-02-41740	02-41740	250
CENTURY INVESTORS, INC	081-02-41733	02-41733	250
CENTURY ISLAND ASSOCIATES, INC	081-02-41771	02-41771	33,496
CENTURY ISLAND CABLE TELEVISION CORP	081-02-41772	02-41772	250
CENTURY KANSAS CABLE TELEVISION CORP	081-02-41884	02-41884	151,576
CENTURY LYKENS CABLE CORP	081-02-41883	02-41883	164,400
CENTURY MENDOCINO CABLE TELEVISION, INC	081-02-41780	02-41780	663,504
CENTURY MISSISSIPPI CORP	081-02-41882	02-41882	359,862
CENTURY MOUNTAIN CORP	081-02-41797	02-41797	170,256
CENTURY NEW MEXICO CABLE TELEVISION CORP	081-02-41784	02-41784	--
CENTURY NORWICH CORP	081-02-41881	02-41881	1,200,141
CENTURY OHIO CABLE TELEVISION CORP	081-02-41811	02-41811	643,079
CENTURY OREGON CABLE CORP	081-02-41739	02-41739	250
CENTURY PACIFIC CABLE TV INC	081-02-41746	02-41746	--
CENTURY PROGRAMMING, INC	081-02-41732	02-41732	250
CENTURY REALTY CORP	081-02-41813	02-41813	--
CENTURY SHASTA CABLE TELEVISION CORP	081-02-41880	02-41880	250
CENTURY SOUTHWEST COLORADO CABLE TELEVISION CORP	081-02-41770	02-41770	424
CENTURY TRINIDAD CABLE TELEVISION CORP	081-02-41790	02-41790	83,775
CENTURY VIRGINIA CORP	081-02-41796	02-41796	2,188,432
CENTURY VOICE AND DATA COMMUNICATIONS, INC	081-02-41737	02-41737	395
CENTURY WARRICK CABLE CORP	081-02-41763	02-41763	250
CENTURY WASHINGTON CABLE TELEVISION, INC	081-02-41878	02-41878	250
CENTURY WYOMING CABLE TELEVISION CORP	081-02-41789	02-41789	85,352
CENTURY-TCI CALIFORNIA COMMUNICATIONS, LP	081-02-41743	02-41743	323,952
CENTURY-TCI CALIFORNIA, LP	081-02-41741	02-41741	52,773,082
CENTURY-TCI HOLDINGS, LLC	081-02-41742	02-41742	250
CHELSEA COMMUNICATIONS, INC	081-02-41923	02-41923	1,484
CHELSEA COMMUNICATIONS, LLC	081-02-41924	02-41924	8,254,352
CHESTNUT STREET SERVICES, LLC	081-02-41842	02-41842	--
CLEAR CABLEVISION, INC	081-02-41756	02-41756	6
CMA CABLEVISION ASSOCIATES VII, LP	081-02-41808	02-41808	--
CMA CABLEVISION ASSOCIATES XI, LP	081-02-41807	02-41807	--
CORAL SECURITY, INC	081-02-41895	02-41895	--
COWLITZ CABLEVISION, INC	081-02-41877	02-41877	722,998
CP-MDU I LLC	081-02-41940	02-41940	--
CP-MDU II LLC	081-02-41941	02-41941	--
E & E CABLE SERVICE, INC	081-02-41785	02-41785	250
EASTERN VIRGINIA CABLEVISION HOLDINGS, LLC	081-02-41799	02-41799	250
EASTERN VIRGINIA CABLEVISION, LP	081-02-41800	02-41800	847,242
EMPIRE SPORTS NETWORK, LP	081-02-41844	02-41844	1,634,027
FAE CABLE MANAGEMENT CORP	081-02-41734	02-41734	250
FOP INDIANA, LP	081-02-41816	02-41816	193,558
FRONTIERVISION ACCESS PARTNERS, LLC	081-02-41819	02-41819	2,371,376
FRONTIERVISION CABLE NEW ENGLAND , INC	081-02-41822	02-41822	1,014,568
FRONTIERVISION CAPITAL CORPORATION	081-02-41820	02-41820	250
FRONTIERVISION HOLDINGS CAPITAL CORPORATION	081-02-41824	02-41824	250
FRONTIERVISION HOLDINGS CAPITAL II CORPORATION	081-02-41823	02-41823	250
FRONTIERVISION HOLDINGS, LLC	081-02-41827	02-41827	250
FRONTIERVISION HOLDINGS, LP	081-02-41826	02-41826	250
FRONTIERVISION OPERATING PARTNERS, LLC	081-02-41825	02-41825	334
FRONTIERVISION OPERATING PARTNERS, LP	081-02-41821	02-41821	29,340,395
FRONTIERVISION PARTNERS, LP	081-02-41828	02-41828	325
FT MYERS CABLEVISION, LLC	081-02-41948	02-41948	--
FT. MYERS ACQUISITION LIMITED PARTNERSHIP	081-02-41949	02-41949	--
GENESIS CABLE COMMUNICATIONS SUBSIDIARY, LLC	081-02-41903	02-41903	--
GLOBAL ACQUISITION PARTNERS, LP	081-02-41933	02-41933	1,634,543
GLOBAL CABLEVISION II, LLC	081-02-41934	02-41934	250
GRAFTON CABLE COMPANY	081-02-41788	02-41788	250
GS CABLE, LLC	081-02-41907	02-41907	4,749,814
GS TELECOMMUNICATIONS LLC	081-02-41906	02-41906	--
HARRON CABLEVISION OF NEW HAMPSHIRE, INC	081-02-41750	02-41750	3,034,972
HUNTINGTON CATV, INC	081-02-41765	02-41765	145
IMPERIAL VALLEY CABLEVISION, INC	081-02-41876	02-41876	698,534
KALAMAZOO COUNTY CABLEVISION, INC	081-02-41922	02-41922	250
KEY BISCAYNE CABLEVISION	081-02-41898	02-41898	98,504
KOOTENAI CABLE, INC	081-02-41875	02-41875	1,107,180
LAKE CHAMPLAIN CABLE TELEVISION CORPORATION	081-02-41911	02-41911	429,529
LEADERSHIP ACQUISITION LIMITED PARTNERSHIP	081-02-41931	02-41931	--
LOUISA CABLEVISION, INC	081-02-41760	02-41760	18,391
MANCHESTER CABLEVISION, INC	081-02-41758	02-41758	--
MARTHA'S VINEYARD CABLEVISION, LP	081-02-41805	02-41805	284,305
MERCURY COMMUNICATIONS, INC	081-02-41840	02-41840	57,960
MICKELSON MEDIA OF FLORIDA, INC	081-02-41874	02-41874	264,823
MICKELSON MEDIA, INC	081-02-41782	02-41782	163,562
ONTGOMERY CABLEVISION, INC	081-02-41848	02-41848	250
MONUMENT COLORADO CABLEVISION, INC	081-02-41932	02-41932	125,719
MOUNTAIN CABLE COMMUNICATIONS CORPORATION	081-02-41916	02-41916	1,273
MOUNTAIN CABLE COMPANY, LP	081-02-41909	02-41909	5,207,003
MT. LEBANON CABLEVISION, INC	081-02-41920	02-41920	--
MULTI-CHANNEL TV CABLE COMPANY	081-02-41921	02-41921	538,944
NATIONAL CABLE ACQUISITION ASSOCIATES, LP	081-02-41952	02-41952	2,414,594
OLYMPUS CABLE HOLDINGS, LLC	081-02-41925	02-41925	1,010,762
OLYMPUS CAPITAL CORPORATION	081-02-41930	02-41930	250
OLYMPUS COMMUNICATIONS HOLDINGS, LLC	081-02-41953	02-41953	--
OLYMPUS COMMUNICATIONS, LP	081-02-41954	02-41954	1,250
OLYMPUS SUBSIDIARY, LLC	081-02-41928	02-41928	--
OWENSBORO INDIANA, LP	081-02-41773	02-41773	--
OWENSBORO ON THE AIR, INC	081-02-41777	02-41777	500
OWENSBORO-BRUNSWICK, INC	081-02-41730	02-41730	3,850,575
PAGE TIME, INC	081-02-41839	02-41839	8,487
PARAGON CABLE TELEVISION, INC	081-02-41778	02-41778	750
PARAGON CABLEVISION CONSTRUCTION CORPORATION	081-02-41775	02-41775	--
PARAGON CABLEVISION MANAGEMENT CORPORATION	081-02-41776	02-41776	--
PARNASSOS COMMUNICATIONS, LP	081-02-41846	02-41846	232,273
PARNASSOS HOLDINGS, LLC	081-02-41845	02-41845	--
PARNASSOS, LP	081-02-41843	02-41843	20,512,659
PERICLES COMMUNICATIONS CORPORATION	081-02-41919	02-41919	405
PULLMAN TV CABLE CO., INC	081-02-41873	02-41873	483,029
RENTAVISION OF BRUNSWICK, INC	081-02-41872	02-41872	494,024
RICHMOND CABLE TELEVISION CORPORATION	081-02-41912	02-41912	59,401
RIGPAL COMMUNICATIONS, INC	081-02-41917	02-41917	--
ROBINSON/PLUM CABLEVISION, LP	081-02-41927	02-41927	466,907
S/T CABLE CORPORATION	081-02-41791	02-41791	250
SABRES, INC	081-02-41838	02-41838	273
SCRANTON CABLEVISION, INC	081-02-41761	02-41761	1,844,743
SENTINEL COMMUNICATIONS OF MUNCIE, INDIANA, INC	081-02-41767	02-41767	175
SOUTHEAST FLORIDA CABLE, INC	081-02-41900	02-41900	11,710,471
SOUTHWEST COLORADO CABLE INC	081-02-41769	02-41769	168,297
SOUTHWEST VIRGINIA CABLE, INC	081-02-41833	02-41833	1,223,973
STAR CABLE INC	081-02-41787	02-41787	250
STARPOINT, LIMITED PARTNERSHIP	081-02-41897	02-41897	1,172,719
SVHH CABLE ACQUISITION, LP	081-02-41836	02-41836	1,243,328
SVHH HOLDINGS, LLC	081-02-41837	02-41837	--
TELE-MEDIA COMPANY OF HOPEWELL-PRINCE GEORGE	081-02-41798	02-41798	1,411,632
TELE-MEDIA COMPANY OF TRI-STATES, LP	081-02-41809	02-41809	380,083
TELE-MEDIA INVESTMENT PARTNERSHIP, LP	081-02-41951	02-41951	2,577,623
TELESAT ACQUISITION LIMITED PARTNERSHIP	081-02-41929	02-41929	--
TELESAT ACQUISITION, LLC	081-02-41871	02-41871	2,264,563
THE GOLF CLUB AT WENDING CREEK FARMS, LLC	081-02-41841	02-41841	250
THE MAIN INTERNETWORKS, INC	081-02-41818	02-41818	--
THE WESTOVER TV CABLE CO., INC	081-02-41786	02-41786	250
THREE RIVERS CABLE ASSOCIATES, LP	081-02-41910	02-41910	927,237
TIMOTHEOS COMMUNICATIONS, LP	081-02-41901	02-41901	250
TMC HOLDINGS CORPORATION	081-02-41803	02-41803	500
TMC HOLDINGS, LLC	081-02-41802	02-41802	--
TRI-STATES, LLC	081-02-41810	02-41810	250
UCA LLC	081-02-41834	02-41834	8,041,407
UPPER ST. CLAIR CABLEVISION INC	081-02-41918	02-41918	--
US TELE-MEDIA INVESTMENT COMPANY	081-02-41835	02-41835	250
VALLEY VIDEO, INC	081-02-41870	02-41870	140,058
VAN BUREN COUNTY CABLEVISION, INC	081-02-41832	02-41832	347,653
WARRICK CABLEVISION, INC	081-02-41866	02-41866	--
WARRICK INDIANA, LP	081-02-41865	02-41865	232,963
WELLSVILLE CABLEVISION, LLC	081-02-41806	02-41806	321,335
WEST BOCA ACQUISITION LIMITED PARTNERSHIP	081-02-41899	02-41899	1,101,705
WESTERN NY CABLEVSION, LP	081-02-41847	02-41847	--
WESTVIEW SECURITY, INC	081-02-41896	02-41896	--
WILDERNESS CABLE COMPANY	081-02-41869	02-41869	173,540
YOUNG'S CABLE TV CORP	081-02-41915	02-41915	265,608
YUMA CABLEVISION, INC	081-02-41868	02-41868	1,279,793

Total			$363,269,172

52-57

ADELPHIA COMMUNICATIONS CORPORATION, et al. (DEBTORS-IN-POSSESSION) BANKRUPTCY COURT REPORTING SCHEDULES Schedule VII Pages 1 to 2 Court Reporting schedules for Insurance Coverage
Coverage **	Company	Policy No.	Term

Commercial Property	Royal Indemnity Company	R2HD329266	05/16/03 - 05/16/04

Commercial General Liability	Royal Insurance Co.	P2TR468758	05/16/03 - 05/16/04

Commercial Automobile	Royal Insurance Co.	P2TS468751 Liability	05/16/03 - 05/16/04
(all states except Texas)
P2TS468752 Texas Liability

Worker's Compensation	Royal Indemnity Co	R2AO 003265 all states except	05/16/03-05/16/04
California & monopolistic states

Foreign Voluntary	Royal Indemnity Co.	R2IB011388	05/16/03 - 05/16/04

California	State Compensation Insurance	1703671-03	05/16/03-05/16/04
Fund

ACC Operations Inc (OH)	Ohio Bureau of Workers	1328524	Ongoing*
Compensation

Washington State	WA Department of Labor &	083 004 452	10/1/99 - Ongoing*
Industry

West Virginia	West Virginia Workers'	20104948 101	10/1/99 - Ongoing*
Compensation

Wyoming	Wyoming Department of	366575	10/1/99 - Ongoing*
Employment

Aircraft Policy	United States Aircraft Insurance	360AC625118	11/23/02 - 11/23/03

Umbrella Liability	American Guarantee & Liability
	Insurance Co.	AUC937411600	05/16/03 - 05/16/04
Excess Liability	XL Insurance America, Inc.	US00006683L103A	05/16/03 - 05/16/04

Executive Protection	Federal Insurance	81516188	12/19/01 - 12/19/03
(Special Crime)

New York Disability	Cigna	074487	07/01/03 - Ongoing*

Pollution Liability	Federal Insurance	37251845	01/01/03 - 01/01/04
		37251846	01/01/03 - 01/01/04

Directors & Officers Liability	AEGIS (Associated Electric & Gas	D0999A1A00	12/31/00 - 12/31/03
Insurance Services Limited)

Excess Directors & Officers	Federal Insurance Company	8181-10-37	12/31/00 - 12/31/03
Liability
	Greenwich Insurance Company	ELU 82137-00	12/31/00 - 12/31/03

Media Liability	Illinois Union Insurance Company	EONG21640104001	11/22/02 - 11/22/03

* Ongoing means until the policy is cancelled by Adelphia or carrier

** The named insured is Adelphia Communications Corporation et al for all of the coverage except for Employee Dishonesty — ERISA whose named insured is Adelphia Communications Corporation Health Benefit Plan and Adelphia Communications Corporation Savings and Retirement Plan.

58-59